UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017

(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

Third Avenue Focused Credit Fund

ANNUAL REPORT

October 31, 2010

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31, each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust
Third Avenue Value Fund
Portfolio Management Discussion – October 31, 2010
(Unaudited)

At October 31, 2010, the audited net asset value attributable to each of the 370,374 common shares outstanding of the Third Avenue Value Fund Investor Class was $50.09 per share. For Third Avenue Value Fund Institutional Class, the audited net asset value attributable to each of the 100,536,416 common shares was $50.13 per share. This compares with an audited net asset value at October 31, 2009 of $43.46 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2010

	One Year ended 10/31/10	Three Year	Five Year	Ten Year	Since Inception

Third Avenue Value Fund Investor Class†	N/A	N/A	N/A	N/A	8.16%

Third Avenue Value Fund Institutional Class^	15.25%	(7.69%)	1.18%	6.36%	12.77%

MSCI World Index‡	13.32%	(7.55%)	3.11%	1.83%	7.36%

S&P 500 Index‡	16.52%	(6.49%)	1.73%	(0.02%)	8.93%

†	Investor Class Share commenced investment operations on December 31, 2009. Return is not annualized for period less than one year.
^	Institutional Class Share commenced investment operations on November 1, 1990.
‡	The index performance reported since inception is for Institutional Class Share only.

The strongest positive contributor to the Fund’s performance for the year was Cheung Kong Holdings. This Hong Kong-based holding and investment company owns valuable property in Hong Kong and Mainland China. It also owns 49.97% of Hutchison Whampoa, an investment company with global holdings in real estate, telecommunications, energy and infrastructure. Cheung Kong is well financed with total borrowings to equity of 14.1% as of June 30, 2010. Chairman Li Ka-Shing has been increasing his stake in Cheung Kong, further aligning his interests with those of his shareholders. He owns approximately 42.1% of Cheung Kong Common Shares.

Our second strongest contributor to performance for the year was Brookfield Asset Management. Brookfield is a well-financed, well-managed investment company with significant investments in real estate, power generation and infrastructure. The company has opportunistically invested a substantial amount of capital in the past year-and-a-half, leading the reorganization of General Growth Properties (the largest U.S. real estate-related bankruptcy in history) and the $1.5 billion recapitalization of Babcock & Brown Infrastructure. Additionally, Brookfield has gained traction within its asset management business, having raised nearly $10 billion of external capital over the past few years. We believe that Brookfield’s management team will continue to take advantage of market dislocations to create value by investing its capital alongside its partners in opportunistic investments, which should allow Brookfield to continue to increase the company’s net asset value for the foreseeable future.

The third strongest contributor to our performance was Cimarex Energy. Cimarex has had a strong year of improving operating results and growing cash flow that management has used to strengthen the company’s already solid balance sheet. Oil and gas reserves have grown more rapidly than many expected.

1

Third Avenue Trust
Third Avenue Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

The largest detractor from performance for the year was Tejon Ranch Co. Tejon Ranch Co. is a real estate development company that owns 270,000-acres of well-located land that is approximately 60 miles north of Los Angeles at a very low cost basis of only $150 per acre. Like other companies with long-term land positions, Tejon has very little activity given the depressed state of the residential and commercial development markets. However, Tejon remains well capitalized and further strengthened its financial position through a $60 million rights offering during the quarter. As a result, the company maintains a net cash position allowing its management team the ability to continue to focus on entitling its land bank and positioning it to capitalize on land sales when the development markets recover.

The second largest detractor was Bank of New York Mellon. Bank of New York Mellon is one of our largest holdings. Bank of New York has custody of over $24.4 trillion in assets and manages $1.1 trillion. Bank of New York’s business is clearly on the mend and it is solidly profitable; though it may not be able to attain its normalized earnings power until interest rates return to more typically historic levels.

The third largest detractor was Ambac Financial Group. We were completely out of this investment in the struggling monoline insurance company by April 30, 2010. Since we closed our position, Ambac has filed for chapter 11 bankruptcy protection.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2010, AND ARE SUBJECT TO CHANGE.

Third Avenue Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The MSCI World Index and the S&P 500 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

2

Third Avenue Trust
Third Avenue Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INVESTOR CLASS (TVFVX),
THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE PERIOD ENDED OCTOBER 31, 2010

Total Return

Since Inception (12/31/09) 8.16%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

Third Avenue Trust
Third Avenue Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND – INSTITUTIONAL
CLASS (TAVFX), THE MSCI WORLD INDEX AND THE STANDARD & POOR’S 500 INDEX (S&P 500 INDEX)
FOR THE TEN YEARS ENDED OCTOBER 31, 2010

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
15.25%	(7.69%)	1.18%	6.36%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

Third Avenue Trust
Third Avenue Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2010 is as follows:

The accompanying notes are an integral part of the financial statements.

5

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments
at October 31, 2010

Principal Amount ($)		Value (Note 1)

Corporate Debt Instruments - 3.02%

	Consumer Products - 0.14%
16,976,305	Home Products International, Inc.,
	2nd Lien, Convertible, PIK,
	6.000%, due 3/20/17 (b) (e)	$7,102,886

	Financial Insurance - 2.88%
236,630,000	MBIA Insurance Corp., 14.000%,
	due 1/15/33 (d) (f)	145,527,450

	Total Corporate Debt Instruments
	(Cost $243,141,430)	152,630,336

Shares

Preferred Stocks - 0.00%#

	Insurance & Reinsurance - 0.00%#
4,775	Ecclesiastical Insurance, 8.625%
	(United Kingdom)	8,742
1,022,245	RS Holdings Corp., Convertible,
	Class A (a) (b) (c)	216,372

	Total Preferred Stocks
	(Cost $1,001,188)	225,114

Common Stocks - 90.70%

	Annuities & Mutual Fund
	Management & Sales - 2.97%
6,000,000	Bank of New York Mellon
	Corp. (The)	150,360,000

	Auto Supply - 0.00%
191,736	ISE, Ltd. (Cayman Islands) (a) (b) (e)	—
460,467	ISE, Ltd., Restricted Voting Shares
	(Cayman Islands) (a) (b) (e)	—

		—

	Automotive - 8.07%
14,469,000	Toyota Industries Corp. (Japan)	408,159,935

	Consumer Products - 0.00%#
526,368	Home Products International,
	Inc. (a) (b) (c) (e)	26,318

Shares		Value (Note 1)

	Depository Institutions - 2.16%
218,500	Carver Bancorp, Inc. (c)	$502,550
10,728,450	Chong Hing Bank, Ltd.
	(Hong Kong)	26,574,583
10,000,000	KeyCorp	81,900,000

		108,977,133

	Diversified Operations - 9.57%
8,226,957	Brookfield Asset Management, Inc.,
	Class A (Canada)	244,505,162
36,484,822	Wharf (Holdings), Ltd. (The)
	(Hong Kong)	239,584,253

		484,089,415

	Financial Insurance - 0.01%
37	Manifold Capital Holdings, Inc.
	(a) (b) (c) (e)	555,000

	Holding Companies - 23.92%
83,370	Capital Southwest Corp.	8,056,043
48,085,000	Cheung Kong Holdings, Ltd.
	(Hong Kong)	732,014,836
10,665,000	Investor AB, Class A (Sweden)	209,319,575
3,317,350	RHJ International (Belgium) (a)	25,855,837
67,076,500	Wheelock & Co., Ltd. (Hong Kong)	234,946,231

		1,210,192,522

	Industrial & Agricultural
	Equipment - 0.06%
360,100	Mestek, Inc. (a)	3,150,875

	Insurance & Reinsurance - 0.01%
127,500	Olympus Re Holdings, Ltd.
	(Bermuda) (a) (b)	184,875
32,089	RS Holdings Corp., Class A (a) (b)	6,792

		191,667

	Manufactured Housing - 0.69%
500	Fleetwood Homes, Inc. (a) (b) (c)	35,000,000

The accompanying notes are an integral part of the financial statements.

6

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Shares		Value (Note 1)

Common Stocks (continued)

	Mutual Holding Companies - 0.18%
637,122	Brooklyn Federal Bancorp, Inc.	$1,114,963
47,859	Colonial Financial Services, Inc. (a)	478,590
232,032	FedFirst Financial Corp. (a) (c)	2,784,384
205,511	Gouverneur Bancorp, Inc. (c)	1,524,892
274,157	Home Federal Bancorp, Inc. (c)	2,418,065
242,800	SFSB, Inc. (a) (c)	801,240

		9,122,134

	Non-U.S. Real Estate Operating
	Companies - 19.86%
24,220,000	Hang Lung Group, Ltd. (Hong Kong)	160,763,619
30,534,000	Hang Lung Properties, Ltd.
	(Hong Kong)	149,493,991
97,788,054	Henderson Land Development Co.,
	Ltd. (Hong Kong)	694,498,613

		1,004,756,223

	Oil & Gas Production &
	Services - 6.96%
776,800	Cenovus Energy, Inc. (Canada)	21,610,576
1,001,404	Cimarex Energy Co.	76,857,757
776,800	EnCana Corp. (Canada)	21,921,296
11,090,000	Nabors Industries, Ltd.
	(Bermuda) (a)	231,781,000

		352,170,629

	Semiconductor Equipment
	Manufacturers & Related - 0.25%
1,000,000	Applied Materials, Inc.	12,360,000

	Steel & Specialty Steel - 7.19%
3,500,000	POSCO, ADR (South Korea)	363,790,000

	Telecommunications - 1.80%
1,871,861	Sycamore Networks, Inc. (c)	57,073,042
5,008,450	Tellabs, Inc.	34,157,629

		91,230,671

Shares		Value (Note 1)

	U.S. Real Estate Operating
	Companies - 4.25%
18,975,821	FNC Realty Corp. (a) (b) (c)	$10,436,702
8,764,203	Forest City Enterprises, Inc.,
	Class A (a) (c)	127,869,722
22,500	Forest City Enterprises, Inc.,
	Class B (a)	320,625
3,420,106	Tejon Ranch Co. (a) (c)	76,131,560

		214,758,609

	Utilities, Utility Service Companies
	& Waste Management - 2.75%
8,816,889	Covanta Holding Corp. (c)	139,130,508

	Total Common Stocks
	(Cost $3,582,343,996)	4,588,021,639

Investment Amount ($) or Partnership Units

Limited Partnerships - 0.17%

	Infrastructure - 0.16%
400,000	Brookfield Infrastructure Partners L.P. (Canada)[1]	8,460,000

	Insurance & Reinsurance - 0.01%
1,805,000	Insurance Partners II Equity Fund,
	L.P. (a) (b)	367,955

	Total Limited Partnerships
	(Cost $8,007,814)	8,827,955

The accompanying notes are an integral part of the financial statements.

7

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Principal Amount ($)		Value (Note 1)

Short Term Investments - 2.97%

	U.S. Government
	Obligations - 2.97%
150,000,000	U.S. Treasury Bill, 0.13%‡,
	due 11/26/10	$149,986,979

	Total Short Term Investments
	(Cost $149,986,979)	149,986,979

	Total Investment
	Portfolio - 96.86%
	(Cost $3,984,481,407)	4,899,692,023
	Other Assets less
	Liabilities - 3.14%	158,969,225

	NET ASSETS - 100.00%	$5,058,661,248

Notes:
ADR:	American Depository Receipt.
PIK:	Payment-in-kind.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940
(ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)	Security is subject to restrictions on resale.
(f)	Variable rate security.
#	Amount represents less than 0.01% of total net assets.
‡	Annualized yield at date of purchase.
1	Bermuda exempted limited partnership.

Country Concentration

% of Net Assets

Hong Kong	44.24%
United States*	22.26
Japan	8.07
South Korea	7.19
Canada	5.86
Bermuda	4.59
Sweden	4.14
Belgium	0.51
United Kingdom	0.00 #
Cayman Islands	0.00

Total	96.86%

* Includes cash equivalents.
# Amount represents less than 0.01% of total net assets.

The accompanying notes are an integral part of the financial statements.

8

Third Avenue Trust
Third Avenue Value Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $3,399,804,324)	$4,445,221,668
Affiliated issuers (cost of $584,677,083)	454,470,355

Total investments (cost of $3,984,481,407)	4,899,692,023
Cash	143,322,655
Dividends and interest receivable	18,948,844
Receivable for securities sold	5,143,472
Receivable for fund shares sold	2,220,278
Other assets	141,563
Other receivables	43,479

Total assets	5,069,512,314

Liabilities:
Payable for fund shares redeemed	5,450,353
Payable to investment adviser (Note 3)	3,568,367
Payable for printing fees	603,397
Accounts payable and accrued expenses	575,857
Payable for shareholder servicing fees (Note 3)	441,762
Foreign withholding tax payable	163,798
Payable to trustees and officers	31,735
Distribution fees payable (Note 5)	15,797

Total liabilities	10,851,066

Net assets	$5,058,661,248

Summary of net assets:
Capital stock, $0.001 par value	$4,854,206,750
Accumulated distributions in excess of net investment income	(73,495,715)
Accumulated net realized losses from investments and foreign currency transactions	(637,451,579)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	915,401,792

Net assets applicable to capital shares outstanding	$5,058,661,248

Investor Class:
Net assets applicable to 370,374 shares outstanding, unlimited number of shares authorized	$18,552,557

Net asset value, offering and redemption price per share	$50.09

Institutional Class:
Net assets applicable to 100,536,416 shares outstanding, unlimited number of shares authorized	$5,040,108,691

Net asset value, offering and redemption price per share	$50.13

The accompanying notes are an integral part of the financial statements.

9

Third Avenue Trust
Third Avenue Value Fund
Statement of Operations
For the Year Ended October 31, 2010

Investment Income:
Interest	$48,042,696
Dividends-unaffiliated issuers (net of foreign withholding tax of $3,590,411)	80,365,547
Dividends-affiliated issuers (Note 4)	14,045,937
Other income	76,399

Total investment income	142,530,579

Expenses:
Investment advisory fees (Note 3)	47,651,440
Shareholder servicing fees (Note 3)	9,856,725
Transfer agent fees	1,409,654
Reports to shareholders	1,169,514
Custodian fees	856,317
Legal fees	618,407
Trustees’ and officers’ fees and expenses	437,711
Administration fees (Note 3)	333,536
Accounting fees	251,012
Insurance expenses	169,495
Auditing and tax consulting fees	165,228
Registration and filing fees	60,545
Distribution fees (Notes 5)	20,599
Miscellaneous expenses	132,977

Total expenses	63,133,160
Less: Expense waived (Note 3)	(2,441,488)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(19,133)

Net expenses	60,672,539

Net investment income	81,858,040

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	85,031,261
Net realized gain on investments - affiliated issuers	32,288,004
Net realized loss on foreign currency transactions	(330,285)
Net change in unrealized appreciation/(depreciation) on investments	520,891,614
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	152,864

Net gain on investments and foreign currency transactions	638,033,458

Net increase in net assets resulting from operations	$719,891,498

The accompanying notes are an integral part of the financial statements.

10

Third Avenue Trust
Third Avenue Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Operations:
Net investment income	$81,858,040	$107,921,148
Net realized gain (loss) on investments - unaffiliated issuers	85,031,261	(289,921,506)
Net realized gain (loss) on investments - affiliated issuers	32,288,004	(428,960,325)
Net realized loss on foreign currency transactions	(330,285)	(45,275,294)
Net change in unrealized appreciation/(depreciation) on investments	520,891,614	1,793,540,948
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	152,864	(237,486)

Net increase in net assets resulting from operations	719,891,498	1,137,067,485

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(141,917,365)	(25,756,932)
Net realized gains:
Institutional Class	-	(258,681)

Decrease in net assets from dividends and distributions	(141,917,365)	(26,015,613)

Capital Share Transactions:
Proceeds from sale of shares	464,300,106	978,356,613
Net asset value of shares issued in reinvestment of dividends and distributions	130,284,578	23,455,860
Redemption fees	87,629	249,943
Cost of shares redeemed	(1,802,261,235)	(1,797,132,703)

Net decrease in net assets resulting from capital share transactions	(1,207,588,922)	(795,070,287)

Net increase (decrease) in net assets	(629,614,789)	315,981,585
Net assets at beginning of year	5,688,276,037	5,372,294,452

Net assets at end of year (including accumulated distributions in excess of net investment income of $(73,495,715) and $(47,893,159), respectively)	$5,058,661,248	$5,688,276,037

The accompanying notes are an integral part of the financial statements.

11

Third Avenue Trust
Third Avenue Value Fund
Financial Highlights

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$46.32

Income from investment operations:
Net investment income	0.59	@
Net gain on investment transactions (both realized and unrealized)	3.18	[1]

Total from investment operations	3.77

Net asset value, end of period	$50.09

Total return[2]	8.16%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$18,553
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.46%[4]
After fee waivers and expense offset arrangement[5]	1.40	%4#
Ratio of net investment income to average net assets	1.54%[4]
Portfolio turnover rate	2%[3]

[1]	Includes redemption fees of $0.04 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.40%.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.

The accompanying notes are an integral part of the financial statements.

12

Third Avenue Trust
Third Avenue Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2010	2009	2008	2007	2006

Institutional Class:
Net asset value, beginning of year	$44.60	$35.16	$68.04	$60.29	$58.62

Income (loss) from investment operations:
Net investment income	0.71 @	0.81 @	1.01 @	1.52	2.40
Net gain (loss) on investment transactions
(both realized and unrealized)[1]	5.96	8.81	(31.80)	9.57	4.76

Total from investment operations	6.67	9.62	(30.79)	11.09	7.16

Less dividends and distributions:
Dividends from net investment income	(1.14)	(0.18)	(1.63)	(3.24)	(1.61)
Distributions from realized gains	—	(0.00)*	(0.46)	(0.10)	(3.88)

Total dividends and distributions	(1.14)	(0.18)	(2.09)	(3.34)	(5.49)

Net asset value, end of year	$50.13	$44.60	$35.16	$68.04	$60.29

Total return[2]	15.25%	27.59%	(46.52%)	19.25%	13.08%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$5,040,109	$5,688,276	$5,372,294	$12,124,948	$9,275,574
Ratio of expenses to average net assets
Before fee waivers and expense
offset arrangement	1.19%	1.17%	1.11%	1.08%	1.08%
After fee waivers and expense
offset arrangement[3]	1.15%#	1.17%	1.11%	1.08%	1.08%
Ratio of net investment income to average net assets	1.55%	2.23%	1.89%	1.32%	2.83%
Portfolio turnover rate	2%	5%	17%	5%	7%

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.15% effective December 31, 2009.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.
*	Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

13

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion – October 31, 2010
(Unaudited)

At October 31, 2010, the audited net asset value attributable to each of the 232,859 common shares outstanding of the Third Avenue Small-Cap Value Fund Investor Class was $19.35 per share. For Third Avenue Small-Cap Value Fund Institutional Class, the audited net asset value attributable to each of the 54,201,984 common shares was $19.38 per share. This compares with an audited net asset value at October 31, 2009 of $17.03 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2010

	One Year ended 10/31/10	Three Year	Five Year	Ten Year	Since Inception

Third Avenue Small-Cap Value Fund Investor Class†	N/A	N/A	N/A	N/A	6.38%
Third Avenue Small-Cap Value Fund Institutional Class^	13.73%	(6.14%)	0.42%	7.13%	7.92%
Russell 2000 Index‡	26.58%	(3.91%)	3.07%	4.89%	6.80%
Russell 2000 Value Index‡	24.43%	(4.13%)	2.02%	8.16%	8.47%
S&P Small Cap 600 Index‡	26.27%	(3.43%)	3.12%	6.56%	8.66%

†	Investor Class Share commenced investment operations on December 31, 2009. Return is not annualized for period less than one year.
^	Institutional Class Share commenced investment operations on April 1, 1997.
‡	The index performance reported since inception is for Institutional Class Share only.

The Fund’s strongest contributor for the year was Lanxess AG. Lanxess is poised to capitalize on growing industrial demand from China, as well as Europe, Latin America, Brazil and India. Its competitor BASF has already raised its forecasts based on that demand. Lanxess, which has prudently spent cash to add production capacity, enters this surging demand cycle with a considerable ability to set prices for hard-to-manufacture industrial commodities.

The second strongest contributor to performance was Cimarex Energy. Cimarex has had a strong year of improving operating results and growing cash flow that management has used to strengthen the company’s already solid balance sheet. Oil and gas reserves have grown more rapidly than many expected.

The third strongest performance contributor was Brookfield Asset Management. Brookfield is a well-financed, well-managed investment company with significant investments in real estate, power generation and infrastructure. The company has opportunistically invested a substantial amount of capital in the past year-and-a-half, leading the reorganization of General Growth Properties (the largest U.S. real estate-related bankruptcy in history) and the $1.5 billion recapitalization of Babcock & Brown Infrastructure. Additionally, Brookfield has gained traction within its asset management business, having raised nearly $10 billion of external capital over the past few years. We believe that Brookfield’s management team will continue to take advantage of market dislocations to create value by investing its capital alongside its partners in opportunistic investments, which should allow Brookfield to continue to increase the company’s NAV for the foreseeable future.

14

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

The Fund’s largest detractor was Investment Technology Group. ITG is a New York City-based agency brokerage which has had to contend with lower than normal global equity market volumes this year, despite the market’s volatility. We believe that the company is well positioned to benefit from increased asset flows as the world economy recovers and that there is also potential for growth in its European operations.

The Fund’s second largest detractor is Sapporo Holdings. Sapporo has suffered in part because of a general lack of investor interest in Japan-based stocks of late but has also suffered from the failure of its shareholders to appoint a new slate of shareholder friendly directors backed by U.S. activists Steel Partners. Steel had the unprecedented support of four independent proxy advisory services. We were frankly surprised by the decision and have been evaluating the investment.

The third largest detractor from performance was Parco. Parco is a real estate operating company focused on urban retail properties, and appears to have managed reasonably well, despite a dreary economic backdrop in Japan. We believe there is a wide disparity between the performance of its stock price and the performance of its underlying business and assets. The company has modest capital needs and could derive growth from redevelopment efforts at existing properties and expanding within other parts of Asia.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2010, AND ARE SUBJECT TO CHANGE.

Small-cap companies carry additional risks because their share prices may be more volatile, and their securities less liquid than larger, more established companies. Such investments may increase the risk of greater price fluctuations. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Small-Cap Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

15

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of small companies. The S&P Small Cap 600 Index is a small cap index that covers approximately 3% of the U.S. equities market and consists of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The Russell 2000 Value Index, the Russell 2000 Index, and the S&P Small Cap 600 Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

16

Third Avenue Trust
Third Avenue Small-Cap Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND –
INVESTOR CLASS (TVSVX), THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND
THE S&P SMALL CAP 600 INDEX FOR THE PERIOD ENDED OCTOBER 31, 2010

Total Return

Since Inception
(12/31/09)
6.38%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

Third Avenue Trust
Third Avenue Small-Cap Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND –
INSTITUTIONAL CLASS (TASCX), THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND
THE S&P SMALL CAP 600 INDEX FOR THE TEN YEARS ENDED OCTOBER 31, 2010

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
13.73%	(6.14%)	0.42%	7.13%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2010 is as follows:

The accompanying notes are an integral part of the financial statements.

19

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments
at October 31, 2010

Principal Amount ($)		Value (Note 1)

Corporate Debt Instruments - 1.96%

	Oil & Gas - 1.96%
10,000,000	Energy XXI Gulf Coast, Inc.,
	10.000%, due 6/15/13	$10,475,000
10,475,000	W & T Offshore, Inc., 8.250%,
	due 6/15/14 (e)	10,213,125

	Total Corporate Debt Instruments
	(Cost $15,561,918)	20,688,125

Shares or Units

Common Stocks - 84.32%

	Aerospace & Defense - 0.14%
89,618	Herley Industries, Inc. (a)	1,488,555

	Agriculture - 4.99%
5,491,687	Viterra, Inc. (Canada) (a)	52,606,905

	Banks - 0.13%
200,000	Wilmington Trust Corp.	1,422,000

	Chemicals & Allied
	Products - 4.33%
496,833	Lanxess AG (Germany)	34,574,803
345,618	Westlake Chemical Corp.	11,045,951

		45,620,754

	Computer Peripherals - 2.00%
707,309	Imation Corp. (a)	6,889,190
374,753	Lexmark International, Inc.,
	Class A (a)	14,251,857

		21,141,047

	Consumer Products - 2.95%
932,030	JAKKS Pacific, Inc. (a)	17,568,765
1,112,084	K-Swiss, Inc., Class A (a)	13,522,941

		31,091,706

Shares or Units		Value (Note 1)

	Electronics Components - 6.65%
741,242	Bel Fuse, Inc., Class B (c)	$16,907,730
907,468	Electronics for Imaging, Inc. (a)	12,423,237
813,440	Ingram Micro, Inc., Class A (a)	14,365,350
529,647	MEMC Electronic Materials, Inc. (a)	6,790,075
725,973	Park Electrochemical Corp.	19,601,271

		70,087,663

	Energy/Services - 7.96%
819,961	Bristow Group, Inc. (a)	31,798,088
1,663,262	Bronco Drilling Co., Inc. (a) (c)	7,018,966
1,895,703	Pioneer Drilling Co. (a)	11,677,530
726,313	Tidewater, Inc.	33,504,819

		83,999,403

	Food Processing - 0.72%
180,000	Sanderson Farms, Inc.	7,556,400

	Forest Products & Paper - 3.40%
21,530,352	Catalyst Paper Corp.
	(Canada) (a) (b) (c) (d)	4,447,931
1,717,406	P.H. Glatfelter Co.	21,364,531
2,457,171	TimberWest Forest Corp. Units
	(Canada) (a)	10,046,478

		35,858,940

	Healthcare Services - 4.44%
3,221,822	Cross Country Healthcare,
	Inc. (a) (c)	23,519,301
902,773	Pharmaceutical Product
	Development, Inc.	23,300,571

		46,819,872

The accompanying notes are an integral part of the financial statements.

20

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Shares or Units		Value (Note 1)

Common Stocks (continued)

	Holding Companies - 7.53%
299,613	Ackermans & van Haaren NV
	(Belgium)	$25,820,870
370,932	Brookfield Asset Management,
	Inc., Class A (Canada)	11,024,099
1,283,102	JZ Capital Partners, Ltd. (Guernsey)	6,723,086
1,039,680	JZ Capital Partners, Ltd. Limited
	Voting Shares (Guernsey) (d)	5,447,625
495,300	Leucadia National Corp. (a)	12,590,526
475,780,230	PYI Corp., Ltd. (Hong Kong)[1] (a) (c)	17,800,518

		79,406,724

	Industrial Equipment - 2.32%
155,456	Alamo Group, Inc.	3,730,944
1,147,084	Wacker Neuson SE (Germany) (a)	20,754,766

		24,485,710

	Industrial Services - 0.53%
122,533	UniFirst Corp.	5,640,194

	Insurance & Reinsurance - 4.13%
190,022	Arch Capital Group, Ltd.
	(Bermuda) (a)	16,416,001
22,124	E-L Financial Corp., Ltd. (Canada)	8,677,363
698,733	HCC Insurance Holdings, Inc.	18,502,450

		43,595,814

	Life Insurance - 2.88%
190,037	National Western Life Insurance
	Co., Class A (c)	30,407,820

	Media - 1.12%
180,124	Liberty Media Corp. - Starz
	Series A (a)	11,801,724

	Metals Manufacturing - 5.29%
1,089,112	Encore Wire Corp.	22,609,965
736,957	Kaiser Aluminum Corp.	33,155,695

		55,765,660

Shares or Units		Value (Note 1)

	Non-U.S. Real Estate Operating
	Companies - 5.88%
4,505,600	Parco Co., Ltd. (Japan) (c)	$34,714,453
6,943,000	Sapporo Holdings, Ltd. (Japan)	27,350,951

		62,065,404

	Oil & Gas - 1.88%
258,516	Cimarex Energy Co.	19,841,103

	Securities Trading
	Services - 3.19%
447,785	Broadridge Financial Solutions, Inc.	9,851,270
1,668,956	Investment Technology Group,
	Inc. (a)	23,765,933

		33,617,203

	Semiconductor Equipment
	Manufacturers & Related - 1.70%
1,541,828	Electro Scientific Industries,
	Inc. (a) (c)	17,916,041

	Software - 2.05%
844,670	Synopsys, Inc. (a)	21,606,659

	Telecommunications - 1.23%
146,151	Sycamore Networks, Inc.	4,456,144
1,242,374	Tellabs, Inc.	8,472,991

		12,929,135

	U.S. Real Estate Operating
	Companies - 6.88%
903,457	Alexander & Baldwin, Inc.	31,106,024
267,314	Alico, Inc.	6,843,238
322,646	Tejon Ranch Co. (a)	7,182,100
676,936	Vail Resorts, Inc. (a)	27,456,524

		72,587,886

	Total Common Stocks
	(Cost $883,711,531)	889,360,322

The accompanying notes are an integral part of the financial statements.

21

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Investment Amount ($)		Value (Note 1)

Limited Partnerships - 0.68%

	Holding Companies - 0.68%
1,000,000	AP Alternative Assets, L.P.
	(Guernsey) (b)	$7,144,000

	Total Limited Partnerships
	(Cost $20,000,000)	7,144,000

Notional Amount ($)

Purchased Options - 0.28%

	Foreign Currency Put
	Options - 0.28% (a)
25,000,000	Euro Currency, strike 1.17 Euro,
	expires 11/18/10	22
75,000,000	Euro Currency, strike 1.20 Euro,
	expires 3/7/12	1,897,778
100,000,000	Japan Currency, strike 95 Yen,
	expires 11/30/10	—
50,000,000	Japan Currency, strike 100 Yen,
	expires 10/24/13	1,096,250

	Total Purchased Options
	(Cost $6,477,500)	2,994,050

Principal Amount ($)

Short Term Investments - 10.43%

	U.S. Government
	Obligations - 10.43%
110,000,000	U.S. Treasury Bills, 0.15%-0.17%†,
	due 11/4/10-4/28/11 (f)	109,968,271

	Total Short Term Investments
	(Cost $109,967,325)	109,968,271

	Total Investment
	Portfolio - 97.67%
	(Cost $1,035,718,274)	1,030,154,768
	Other Assets less
	Liabilities - 2.33%	24,523,949

	NET ASSETS - 100.00%	$1,054,678,717

Notes:
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security is subject to restrictions on resale.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)	A portion of this security is segregated for future fund commitments.
†	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.

Country Concentration

% of Net Assets

United States *	70.79%
Canada	8.23
Japan	5.88
Germany	5.24
Belgium	2.45
Guernsey	1.83
Hong Kong	1.69
Bermuda	1.56

Total	97.67%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

22

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $772,700,382)	$877,422,008
Affiliated issuers (cost of $263,017,892)	152,732,760

Total investments (cost of $1,035,718,274)	1,030,154,768
Cash	20,730,622
Receivable for securities sold	5,767,493
Dividends and interest receivable	1,662,092
Unrealized appreciation on unfunded commitments (Note 7)	1,080,962
Receivable for fund shares sold	413,985
Other assets	47,858

Total assets	1,059,857,780

Liabilities:
Payable for fund shares redeemed	2,201,022
Payable for loans	1,351,797
Payable to investment adviser (Note 3)	1,056,206
Accounts payable and accrued expenses	310,233
Payable for shareholder servicing fees (Note 3)	139,626
Payable for securities purchased	109,522
Payable to trustees and officers	7,078
Distribution fees payable (Note 5)	3,579

Total liabilities	5,179,063

Net assets	$1,054,678,717

Summary of net assets:
Capital stock, $0.001 par value	$1,108,849,434
Accumulated undistributed net investment income	2,661,027
Accumulated net realized losses from investments and foreign currency transactions	(52,387,802)
Net unrealized depreciation of investments, unfunded commitments and translation of foreign currency denominated assets and liabilities	(4,443,942)

Net assets applicable to capital shares outstanding	$1,054,678,717

Investor Class:
Net assets applicable to 232,859 shares outstanding, unlimited number of shares authorized	$4,505,239

Net asset value, offering and redemption price per share	$19.35

Institutional Class:
Net assets applicable to 54,201,984 shares outstanding, unlimited number of shares authorized	$1,050,173,478

Net asset value, offering and redemption price per share	$19.38

The accompanying notes are an integral part of the financial statements.

23

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Operations
For the Year Ended October 31, 2010

Investment Income:
Interest	$11,132,649
Dividends-unaffiliated issuers (net of foreign withholding tax of $376,313)	8,519,012
Dividends-affiliated issuers (net of foreign withholding tax of $62,533) (Note 4)	1,106,751
Other income	1,543

Total investment income	20,759,955

Expenses:
Investment advisory fees (Note 3)	10,408,126
Shareholder servicing fees (Note 3)	1,719,513
Transfer agent fees	311,890
Reports to shareholders	286,803
Accounting fees	124,267
Legal fees	98,609
Trustees’ and officers’ fees and expenses	95,971
Auditing and tax consulting fees	81,131
Administration fees (Note 3)	73,830
Custodian fees	66,061
Registration and filing fees	44,109
Insurance expenses	39,547
Distribution fees (Note 5)	4,803
Miscellaneous expenses	33,834

Total expenses	13,388,494
Less: Expenses waived (Note 3)	(140,016)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(6,497)

Net expenses	13,241,981

Net investment income	7,517,974

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	43,561,633
Net realized loss on investments - affiliated issuers	(7,803,212)
Net realized gain on written options	196,879
Net realized loss on foreign currency transactions	(129,964)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	103,045,809
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	19,195

Net gain on investments and foreign currency transactions	138,890,340

Net increase in net assets resulting from operations	$146,408,314

The accompanying notes are an integral part of the financial statements.

24

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Operations:
Net investment income	$7,517,974	$15,067,211
Net realized gain (loss) on investments - unaffiliated issuers	43,561,633	(74,703,995)
Net realized loss on investments - affiliated issuers	(7,803,212)	(9,757,743)
Net realized gain on written options	196,879	—
Net realized loss on foreign currency transactions	(129,964)	(495,026)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	103,045,809	155,678,746
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	19,195	39,135

Net increase in net assets resulting from operations	146,408,314	85,828,328

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(9,502,988)	(9,338,401)
Net realized gains:
Institutional Class	—	(42,988,851)

Decrease in net assets from dividends and distributions	(9,502,988)	(52,327,252)

Capital Share Transactions:
Proceeds from sale of shares	102,684,419	220,457,389
Net asset value of shares issued in reinvestment of dividends and distributions	9,086,737	50,120,136
Redemption fees	26,097	219,205
Cost of shares redeemed	(411,850,491)	(459,211,575)

Net decrease in net assets resulting from capital share transactions	(300,053,238)	(188,414,845)

Net decrease in net assets	(163,147,912)	(154,913,769)
Net assets at beginning of year	1,217,826,629	1,372,740,398

Net assets at end of year
(including accumulated undistributed net investment income of
$2,661,027 and $4,001,125, respectively)	$1,054,678,717	$1,217,826,629

The accompanying notes are an integral part of the financial statements.

25

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Financial Highlights

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$18.19

Income from investment operations:
Net investment income	0.02	@
Net gain on investment transactions (both realized and unrealized)	1.14	[1]

Total from investment operations	1.16

Net asset value, end of period	$19.35

Total return[2]	6.38%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$4,505
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.42%[4]
After fee waivers and expense offset arrangement[5]	1.40	%4#
Ratio of net investment income to average net assets	0.10%[4]
Portfolio turnover rate	9%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.40%.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.

The accompanying notes are an integral part of the financial statements.

26

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2010	2009	2008	2007	2006

Institutional Class:
Net asset value, beginning of year	$17.17	$16.45	$27.66	$26.54	$24.23

Income (loss) from investment operations:
Net investment income	0.12 @	0.19 @	0.09 @	0.27	0.44
Net gain (loss) on investment transactions (both realized and unrealized)	2.23 [1]	1.18 [1]	(8.58)[1]	2.27 [1]	2.50 [1]

Total from investment operations	2.35	1.37	(8.49)	2.54	2.94

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.23)	(0.43)	(0.30)
Distributions from realized gains	—	(0.53)	(2.49)	(0.99)	(0.33)

Total dividends and distributions	(0.14)	(0.65)	(2.72)	(1.42)	(0.63)

Net asset value, end of year	$19.38	$17.17	$16.45	$27.66	$26.54

Total return[2]	13.73%	9.34%	(33.50%)	9.93%	12.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,050,173	$1,217,827	$1,372,740	$2,245,342	$2,409,624
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.16%	1.13%	1.10%	1.09%	1.09%
After fee waivers and expense offset arrangement[3]	1.14%#	1.13%	1.10%	1.09%	1.09%
Ratio of net investment income to average net assets	0.65%	1.29%	0.40%	0.95%	1.67%
Portfolio turnover rate	9%	15%	46%	27%	15%

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.15% effective December 31, 2009.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

27

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion – October 31, 2010
(Unaudited)

At October 31, 2010, the audited net asset value attributable to each of the 1,248,491 common shares outstanding of the Third Avenue Real Estate Value Fund Investor Class was $22.90 per share. For Third Avenue Real Estate Value Fund Institutional Class, the audited net asset value attributable to each of the 72,065,051 common shares was $22.93 per share. This compares with an audited net asset value at October 31, 2009 of $19.60 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2010

	One Year ended 10/31/10	Three Year	Five Year	Ten Year	Since Inception

Third Avenue Real Estate Value Fund
Investor Class†	N/A	N/A	N/A	N/A	11.87%
Third Avenue Real Estate Value Fund
Institutional Class^	16.94%	(8.38%)	1.45%	10.27%	11.55%
Bloomberg World Real Estate Index	4.60%	(16.56%)	2.42%	N/A *	N/A *
FTSE EPRA/NAREIT Global Real Estate Index‡	24.74%	(9.25%)	4.06%	10.71%	11.13%

†	Investor Class Share commenced investment operations on December 31, 2009. Return is not annualized for period less than one year.
^	Institutional Class Share commenced investment operations on September 17, 1998.
‡	The index performance reported since inception is for Institutional Class Share only.
*	The Bloomberg World Real Estate Index was not constituted and calculated for these periods.

The strongest contributor to performance this year was Forest City Enterprises. Even with this year’s strong performance, Forest City continues to represent one of the most compelling valuations of a U.S.-based real estate company in our portfolio. In 2009, due to the rapid decline in U.S. economic activity, Forest City was forced to raise equity at dilutive prices and right-size its development pipeline. However, Forest City’s long-term strategy of owning a diversified portfolio of high-quality, income-producing properties and financing its business almost exclusively with non-recourse mortgage debt has allowed it to emerge from the downturn with its portfolio and key development projects intact. Given the lack of construction activity in the U.S. (40 year lows), Forest City’s well-located projects in key urban locations — such as New York City and Washington, D.C. — should ultimately prove quite profitable.

Our second largest contributor was Brookfield Asset Management. Brookfield is a well-financed, well-managed investment company with significant investments in real estate, power generation and infrastructure. The company has opportunistically invested a substantial amount of capital in the past year and a half, leading the reorganization of General Growth Properties (the largest U.S. real estate-related bankruptcy in history) and the $1.5 billion recapitalization of Babcock & Brown Infrastructure. Additionally, Brookfield has gained traction within its asset management business, having raised nearly $10 billion of external capital over the past few years. We believe that Brookfield’s management team will continue to take advantage of market dislocations to create value by investing its capital alongside its partners in opportunistic investments, which should allow Brookfield to continue to increase the company’s NAV for the foreseeable future.

28

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

Our third strongest contributor this year was Vornado Realty Trust. While we generally believe that U.S. Real Estate Investment Trusts are overvalued, Third Avenue evaluates investments on a company-by-company basis. Though the outlook for fundamentals is not great in the United States, around 80% of Vornado’s gross asset value consists of its portfolio of office and retail properties primarily located in New York City and Washington, D.C., two markets that have seen strength and remain two of the most attractive markets in the country. The company’s portfolio continues to generate strong cash flows, as the office and retail portfolios remain highly leased at 96% and 92%, respectively, and office and retail same-store cash flows increased by 4% and 12%, respectively. In addition, the company’s management team has been opportunistically investing capital. Vornado recently completed a recapitalization of LNR Properties that leaves it with a 26% stake in the country’s largest special servicer (special servicers deal with problem loans within structured product securities) with many strategic benefits. Lastly, Vornado has demonstrated its strong, consistent access to capital markets, issuing a $660 million CMBS loan and raising over $550 million for its Distressed Real Estate Opportunity Fund.

The largest detractor from the Fund’s performance was Quintain Estates and Development plc. At the beginning of the year, we reported that we had participated in a rights offering for this U.K.-based real estate operating company focused on urban regeneration projects in central London. The rights offering was to help Quintain solidify its financial position in the wake of declining values of its real estate holdings during 2008 and 2009. New shares were purchased at more than a 60% discount to the company’s adjusted net asset value. The proceeds were used to reduce debt levels, position the company to maintain progress on its key large-scale, mixed-use redevelopment projects and provide the capacity to make opportunistic investments alongside its partners in its fund management business. The stock has struggled amidst continued weakness in U.K. real estate markets.

The second largest detractor this year was Consolidated-Tomoka Ltd., a Florida-based company primarily engaged in selling or leasing its agricultural land bank in the Daytona Beach area – which consists of more than 10,000 acres. To accomplish this, the company primarily gains entitlements for its land, sells the developable parcels for a profit, and then defers taxes on those gains by reinvesting the proceeds into income-producing properties. As result of this strategy, Consolidated-Tomoka has built up a diversified portfolio of properties over the years providing the company with recurring cash flow solidifying its financial position. Despite remaining well capitalized during the downturn, Consolidated Tomoka’s share price has been negatively affected by continued difficulties in the U.S. residential and commercial real estate markets, leaving the company’s shares trading at a discount to net asset value.

The third detractor from fund performance this year was Daibiru Corp. Daibiru owns and operates an attractive portfolio of office buildings in central Tokyo and central Osaka. The company is also actively creating value by demolishing older properties and developing new buildings on its well-located land sites. We attribute the decline in Daibiru’s share price during the year largely to the moribund Japanese economy and general current aversion to Japan-domiciled stocks as opposed to a deterioration in the company’s underlying fundamentals. At current prices, Daibiru’s Common stock trades at an attractive discount to a conservative estimate of net asset value and represents long-term potential value for the Fund.

29

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2010, AND ARE SUBJECT TO CHANGE.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and changes in real estate values that may have negative effects on issuers related to the real estate industry. The Fund’s investments in small and medium capitalization stocks may experience more volatility than larger capitalization stocks. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue Real Estate Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Bloomberg World Real Estate Index is a capitalization-weighted index of the leading real estate stocks in the world. The FTSE EPRA/NAREIT Global Real Estate Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets. The Bloomberg World Real Estate Index and the FTSE EPRA/NAREIT Global Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

30

Third Avenue Trust
Third Avenue Real Estate Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND – INVESTOR
CLASS (TVRVX), THE BLOOMBERG WORLD REAL ESTATE INDEX AND THE FTSE EPRA/NAREIT GLOBAL
REAL ESTATE INDEX FOR THE PERIOD ENDED OCTOBER 31, 2010

Total Return

Since Inception
(12/31/09)
11.87%

  *    Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31

Third Avenue Trust
Third Avenue Real Estate Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE REAL ESTATE VALUE FUND –
INSTITUTIONAL CLASS (TAREX) AND THE FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX
FOR THE TEN YEARS ENDED OCTOBER 31, 2010

Average Annual Total Return

1 Year	3 Years	5 Years	10 Years
16.94%	(8.38%)	1.45%	10.27%

  *    Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers and/or expense offset arrangement. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

32

Third Avenue Trust
Third Avenue Real Estate Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2010 is as follows:

The accompanying notes are an integral part of the financial statements.

33

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments
at October 31, 2010

Principal Amount ($)		Value (Note 1)

Corporate Debt Instruments - 1.33%

	Financials - 1.33%
	Lehman Brothers Holdings, Inc.*:
37,625,000	due 3/23/09 (d)	$8,183,438
12,375,000	due 5/25/10	2,691,562
50,000,000	due 1/24/13	11,437,500

	Total Corporate Debt Instruments
	(Cost $21,482,675)	22,312,500

Shares or Units

Common Stocks and Warrants - 82.38%

	Forest Products & Paper - 2.07%
2,151,558	Weyerhaeuser Co.	34,898,271

	Non-U.S. Closed End Fund - 1.53%
4,012,339	ProLogis European Properties Fund
	(Luxembourg) (a)	25,688,262

	Non-U.S. Homebuilder - 2.39%
2,634,908	Bellway PLC (United Kingdom)	22,545,841
1,308,761	Berkeley Group (Holdings) PLC
	(United Kingdom) (a)	17,647,135

		40,192,976

	Non-U.S. Real Estate
	Consulting/Management - 1.04%
3,309,535	Savills PLC (United Kingdom)	17,478,893

	Non-U.S. Real Estate
	Investment Trusts - 10.51%
4,421,808	British Land Co. PLC
	(United Kingdom)	36,099,718
1,670,168	Derwent London PLC
	(United Kingdom)	40,678,364
10,400,712	Hammerson PLC (United Kingdom)	69,845,827
773,494	Klepierre (France)	30,089,712

		176,713,621

Shares or Units		Value (Note 1)

	Non-U.S. Real Estate Operating
	Companies - 40.72%
3,673,126	Brookfield Asset Management, Inc.,
	Class A (Canada)	$109,165,305
20,128,500	Capitaland, Ltd. (Singapore)	60,495,917
3,362,300	Daibiru Corp. (Japan)	25,947,413
15,015,637	Henderson Land Development
	Co., Ltd. (Hong Kong)	106,642,260
2,782,600	Henderson Land Development
	Co., Ltd. Warrants, expire 6/1/11
	(Hong Kong) (a)	1,076,962
5,701,000	Hongkong Land Holdings, Ltd.
	(Hong Kong)[1]	39,336,900
13,608,000	Hysan Development Co., Ltd.
	(Hong Kong)	52,579,855
2,572,000	Mitsubishi Estate Co., Ltd. (Japan)	45,066,733
2,431,000	Mitsui Fudosan Co., Ltd. (Japan)	45,949,435
25,000	NTT Urban Development Corp.
	(Japan)	22,927,799
21,869,072	Quintain Estates & Development PLC
	(United Kingdom) (a)	13,841,628
20,221,694	Songbird Estates PLC
	(United Kingdom) (a)	46,335,442
3,071,000	Sun Hung Kai Properties, Ltd.
	(Hong Kong)	52,614,585
17,902,500	Wheelock & Co., Ltd. (Hong Kong)	62,706,386

		684,686,620

	U.S. Homebuilder - 1.94%
2,244,345	Lennar Corp., Class A	32,565,446

	U.S. Real Estate Investment
	Trusts - 6.51%
1,850,298	First Industrial Realty Trust,
	Inc. (a)	13,562,684
104,966	General Growth Properties, Inc.	1,763,429
1,376,992	ProLogis	18,795,941
862,024	Vornado Realty Trust (e)	75,332,277

		109,454,331

The accompanying notes are an integral part of the financial statements.

34

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Shares or Units		Value (Note 1)

Common Stocks and Warrants (continued)

	U.S. Real Estate Operating
	Companies - 15.67%
500,500	Consolidated-Tomoka Land Co. (c)	$13,148,135
12,982,327	FNC Realty Corp. (a) (b) (c)	7,140,280
8,290,773	Forest City Enterprises, Inc.,
	Class A (a) (c)	120,962,378
28,893,141	Newhall Holding Co. LLC,
	Class A Units (a) (c)	48,878,526
1,228,228	St. Joe Co. (The) (a)	24,797,923
941,627	Tejon Ranch Co. (a)	20,960,617
7,357,929	Thomas Properties Group,
	Inc. (a) (c)	27,518,654

		263,406,513

	Total Common Stocks
	and Warrants
	(Cost $1,232,368,184)	1,385,084,933

Investments Amounts ($)

Limited Partnerships - 2.30%

	Investment Fund - 2.30%
34,000,000	Alliance Bernstein Legacy
	Securities (C1) L.P.[2] (a) (b) (c)	38,735,530

	Total Limited Partnerships
	(Cost $34,034,521)	38,735,530

Principal Amount ($)		Value (Note 1)

Short Term Investments - 13.62%

	U.S. Government
	Obligations - 13.62%
229,000,000	U.S. Treasury Bills, 0.13% - 0.17%†,
	due 11/18/10 - 4/28/11 (e)	$228,962,988

	Total Short Term Investments
	(Cost $228,962,312)	228,962,988

	Total Investment
	Portfolio - 99.63%
	(Cost $1,516,847,692)	1,675,095,951

	Other Assets less
	Liabilities - 0.37%	6,144,586

	NET ASSETS - 100.00%	$1,681,240,537

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value

5,000	Lennar Corp., Class A, Put	12/18/10	$14	$(285,000)
669	Ryland Group Inc. (The), Put	11/20/10	15	(35,457)
10,000	Ryland Group Inc. (The), Put	12/18/10	14	(400,000)
3,000	Vornado Realty Trust, Call	11/20/10	90	(360,000)

	(Premiums received $1,555,160)			$(1,080,457)

Schedule of Forward Foreign Currency Contracts

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

USD 145,000,000	JPY 11,628,710,000	JP Morgan Securities	10/29/12	$(208,221)

The accompanying notes are an integral part of the financial statements.

35

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)
at October 31, 2010

JPY: Japanese Yen. USD: US Dollar.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Variable rate security.
(e)	A portion of this security is segregated for written options or future fund commitments.
*	Issuer in default.
†	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.
[2]	Cayman Islands exempted limited partnership.

Country Concentration

% of Net Assets

United States*	43.44%
Hong Kong	18.73
United Kingdom	15.73
Japan	8.32
Canada	6.49
Singapore	3.60
France	1.79
Luxembourg	1.53

Total	99.63%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

36

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $1,227,371,035)	$1,418,712,448
Affiliated issuers (cost of $289,476,657)	256,383,503

Total investments (cost of $1,516,847,692)	1,675,095,951
Cash	25,608,395
Receivable for fund shares sold	2,350,520
Dividends and interest receivable	2,083,788
Receivable for securities sold	1,518,775
Other assets	75,466

Total assets	1,706,732,895

Liabilities:
Payable for securities purchased	19,995,485
Payable for fund shares redeemed	2,455,328
Payable to investment adviser (Note 3)	1,129,704
Written options, at value (premiums received $1,555,160)	1,080,457
Accounts payable and accrued expenses	338,459
Unrealized depreciation on forward foreign currency contracts	208,221
Payable for shareholder servicing fees (Note 3)	175,415
Foreign withholding tax payable	71,626
Distribution fees payable (Note 5)	28,490
Payable to trustees and officers	9,173

Total liabilities	25,492,358

Net assets	$1,681,240,537

Summary of net assets:
Capital stock, $0.001 par value	$1,587,690,621
Accumulated undistributed net investment income	36,982,565
Accumulated net realized losses from investments and foreign currency transactions	(101,952,417)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	158,519,768

Net assets applicable to capital shares outstanding	$1,681,240,537

Investor Class:
Net assets applicable to 1,248,491 shares outstanding, unlimited number of shares authorized	$28,593,651

Net asset value, offering and redemption price per share	$22.90

Institutional Class:
Net assets applicable to 72,065,051 shares outstanding, unlimited number of shares authorized	$1,652,646,886

Net asset value, offering and redemption price per share	$22.93

The accompanying notes are an integral part of the financial statements.

37

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Operations
For the Year Ended October 31, 2010

Investment Income:
Interest	$15,308,752
Dividends - unaffiliated issuers (net of foreign withholding tax of $788,152)	33,795,345
Dividends - affiliated issuers (Note 4)	216,807
Other income	3,748

Total investment income	49,324,652

Expenses:
Investment advisory fees (Note 3)	13,688,671
Shareholder servicing fees (Note 3)	2,614,402
Transfer agent fees	448,018
Reports to shareholders	346,140
Custodian fees	171,447
Accounting fees	138,169
Trustees’ and officers’ fees and expenses	116,058
Legal fees	102,710
Administration fees (Note 3)	96,483
Auditing and tax consulting fees	77,182
Registration and filing fees	61,965
Insurance expenses	41,316
Distribution fees (Note 5)	33,156
Miscellaneous expenses	38,317

Total expenses	17,974,034
Less: Expense waived (Note 3)	(492,298)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(35,558)

Net expenses	17,446,178

Net investment income	31,878,474

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments - unaffiliated issuers	81,273,706
Net realized loss on investments - affiliated issuers	(28,827,787)
Net realized gain on written options	3,498,443
Net realized loss on foreign currency transactions	(627,652)
Net change in unrealized appreciation/(depreciation) on investments	154,484,913
Net change in unrealized appreciation/(depreciation) on written options	474,703
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(185,014)

Net gain on investments and foreign currency transactions	210,091,312

Net increase in net assets resulting from operations	$241,969,786

The accompanying notes are an integral part of the financial statements.

38

Third Avenue Trust
Third Avenue Real Estate Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Operations:
Net investment income	$31,878,474	$44,186,837
Net realized gain (loss) on investments - unaffiliated issuers	81,273,706	(115,489,275)
Net realized gain (loss) on investments - affiliated issuers	(28,827,787)	172,766
Net realized gain on written options	3,498,443	3,114,986
Net realized loss on foreign currency transactions.	(627,652)	(361,178)
Net change in unrealized appreciation/(depreciation) on investments	154,484,913	315,510,026
Net change in unrealized appreciation/(depreciation) on written options	474,703	—
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(185,014)	228,941

Net increase in net assets resulting from operations	241,969,786	247,363,103

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class.	(18,486,993)	(30,750,203)

Decrease in net assets from dividends and distributions	(18,486,993)	(30,750,203)

Capital Share Transactions:
Proceeds from sale of shares	423,704,060	311,740,920
Net asset value of shares issued in reinvestment of dividends and distributions	17,701,460	29,624,647
Redemption fees	55,883	420,959
Cost of shares redeemed	(365,016,347)	(432,716,976)

Net increase (decrease) in net assets resulting from capital share transactions	76,445,056	(90,930,450)

Net increase in net assets	299,927,849	125,682,450
Net assets at beginning of year	1,381,312,688	1,255,630,238

Net assets at end of year (including accumulated undistributed net investment income of $36,982,565 and $6,096,347, respectively)	$1,681,240,537	$1,381,312,688

The accompanying notes are an integral part of the financial statements.

39

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$20.47

Income from investment operations:
Net investment income	0.40	@
Net gain on investment transactions (both realized and unrealized)	2.03	[1]

Total from investment operations	2.43

Net asset value, end of period	$22.90

Total return[2]		11.87%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$28,594
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement		1.44%[4]
After fee waivers and expense offset arrangement[5]	1.40	%4#
Ratio of net investment income to average net assets		2.27%[4]
Portfolio turnover rate		26%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.40%.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.

The accompanying notes are an integral part of the financial statements.

40

Third Avenue Trust
Third Avenue Real Estate Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

	2010	2009	2008	2007	2006

Institutional Class:
Net asset value, beginning of year	$19.86	$16.21	$35.47	$36.34	$29.41

Income (loss) from investment operations:
Net investment income	0.44 @	0.63 @	0.31 @	0.85	0.32
Net gain/(loss) on investment transactions
(both realized and unrealized)	2.89 [3]	3.45 [1]	(15.72)[1]	1.80 [2]	8.08 [1]

Total from investment operations	3.33	4.08	(15.41)	2.65	8.40

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.43)	(0.60)	(0.89)	(0.44)
Distributions from realized gains	—	—	(3.25)	(2.63)	(1.03)

Total dividends and distributions	(0.26)	(0.43)	(3.85)	(3.52)	(1.47)

Net asset value, end of year	$22.93	$19.86	$16.21	$35.47	$36.34

Total return[4]	16.94%	26.16%	(47.87%)	7.68%	29.78%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,652,647	$1,381,313	$1,255,630	$2,934,708	$3,139,784
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.18%	1.18%	1.12%	1.10%	1.11%
After fee waivers and expense offset arrangement[5]	1.14%#	1.18%	1.12%	1.10%	1.11%
Ratio of net investment income to average net assets	2.09%	4.00%	1.22%	1.14%	0.80%
Portfolio turnover rate	26%	24%	34%	19%	10%

[1]	Includes redemption fees of $0.01 per share.
[2]	Includes redemption fees of $0.02 per share.
[3]	Includes redemption fees of less than $0.01 per share.
[4]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.15% effective December 31, 2009.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

41

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion – October 31, 2010
(Unaudited)

At October 31, 2010, the audited net asset value attributable to each of the 424,293 common shares outstanding of the Third Avenue International Value Fund Investor Class was $16.31 per share. For Third Avenue International Value Fund Institutional Class, the audited net asset value attributable to each of the 92,903,857 common shares was $16.33 per share. This compares with an audited net asset value at October 31, 2009 of $15.00 per share, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the periods ended October 31, 2010

	One Year ended 10/31/10	Three Year	Five Year	Since Inception

Third Avenue International Value Fund Investor Class†	N/A	N/A	N/A	5.16%
Third Avenue International Value Fund Institutional Class^	8.84%	(6.73%)	2.90%	10.69%
Morgan Stanley Capital International
All Country World Free ex-USA Index‡	13.08%	(7.62%)	6.21%	8.99%

†	Investor Class Share commenced investment operations on December 31, 2009. Return is not annualized for period less than one year.
^	Institutional Class Share commenced investment operations on December 31, 2001.
‡	The index performance reported since inception is for Institutional Class Share only.

The Fund’s largest positive contributor to performance during the year was Netia S.A. Netia is a Polish fixed-line telecommunications company with a nationwide fiber optic network. During the year, Netia demonstrated a continued improvement in underlying business fundamentals, specifically in the areas of cost reduction, margin improvement and free cash flow generation. We believe that operating performance will improve further as the company continues its implementation of activities designed to lower costs and enhance margins. We continue to believe that Netia, with its high-quality assets, solid competitive position and strong balance sheet, has the potential for significant value creation over the long term.

Our second largest positive contributor to performance was Hutchison Whampoa. Hutchison is a Hong Kong-based holding company that invests and operates in many different businesses, including telecommunications, energy, infrastructure and retail, in addition to its ownership of some of the world’s busiest container ports. Hutchison’s stock price seems to have benefited from improved performance in its ports, retail and 3G telecommunications businesses.

Our third largest positive contributor to performance was Dundee Precious Metals, driven by rising gold prices throughout the year.

Our largest detractor from performance was Seino Holdings Co., Ltd. (“Seino”). Seino is an extremely well capitalized, attractively valued Japanese company operating in a difficult macroeconomic environment. Last year, Seino took advantage of the difficult economic environment in early 2009 to acquire a competitor, Seibu Transportation, from a highly motivated seller – a holding company that had been delisted, taken over, and reorganized by private equity investors. Not surprisingly, there were not many bidders willing and able to finance an offer for a Japanese trucking company in the middle of the deepest Japanese recession in decades. Seino’s cash pile enabled it to purchase Seibu Transportation at a very attractive standalone valuation, even without accounting for any cost synergies coming from consolidation of their overlapping networks. While a difficult economic environment in Japan has certainly weighed on Seino’s share

42

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

price, Seino is financially strong relative to their competitors. We believe that this relative financial strength could potentially enable the company to come out of the difficult economic environment even stronger, with the potential for a strengthened competitive position and improved general industry dynamics (e.g. capacity reductions, rational pricing, etc.).

The second largest detractor for the year was Resolution Ltd. Resolution is a vehicle created to acquire and consolidate U.K. life insurance businesses, with the aim of creating value from operating, financial, and tax synergies, delivered by a management team with a solid historic track record of success in this area.

While Resolution’s first investment, the acquisition of life insurance company Friends Provident, was completed at a very attractive valuation (greater than a 30% discount to run-off or liquidation value), other than cost reduction the deal by itself did not provide any opportunities to realize synergies, as Resolution did not own any other operating businesses at that point. Truly meaningful value creation had to wait for the next acquisition, and the wait proved to be rather longer than the impatient stock market could tolerate. Despite rumors frequently surfacing about Resolution’s interest in various potential targets – stoking market excitement at various points along the way – the company’s management team patiently waited for what it believed would be the right opportunity. Disappointed short-term speculators lost interest and the stock price drifted lower and lower, allowing us to add to our position at increasingly attractive prices.

The wait ended in the middle of June 2010 when Resolution announced that it would buy 90% of the U.K. life insurance subsidiary of AXA, the French-based global insurance conglomerate. After the acquisition, Resolution will become the 3rd largest life insurance company in the U.K., with particular strengths in corporate pensions. Preliminary due diligence revealed potential cost synergies of 16% of the combined company’s cost base, mostly coming from streamlining sales, customer service, operations, and IT infrastructure. Further financial and tax synergies are possible. The acquisition was priced at a 25–30% discount to run-off value, a seemingly attractive price which includes neither the value of synergies nor the expected capital release of almost one-third of the acquisition price.

The company has not stopped looking for other acquisition candidates, and indicated that another deal is possible within the next 18 months. We feel comfortable with the company’s pace of acquisitions and integration, given the management team’s extensive and successful experience in this field.

Our third largest detractor from performance this year was Brit Insurance Holdings NV. The Fund eliminated its position in Brit during the second quarter. Third Avenue Management had long been holders of the common stock of Brit, indeed even participating in the company’s recapitalization after the losses resulting from the attack on the World Trade Center on September 11, 2001. The basis of our patience was, inter alia, the company’s general conservatism, for example in terms of the type and volume of business written (in relation to its capital); its reserving practices; its attention to counterparty risk and balance sheet integrity, etc. To some this conservatism meant an inefficient use of capital, lower Return on Equity and the like, providing us with an attractive valuation at which to acquire Brit common stock. In

43

Third Avenue Trust
Third Avenue International Value Fund
Portfolio Management Discussion (continued)
(Unaudited)

contrast, our view of the company’s aversion to the “pedal to the floor” approach to underwriting insurance meant that it could be buffeted by considerable adversity before its survivorship would be in question.

During the recently reported periods, which also gave us a snapshot of the company’s prospective underwriting plans, it began to appear that this historic conservatism is fading and might well be a matter of the past. We were concerned with the company’s writing of increasing amounts of insurance – in a market where the rate environment has been deteriorating – on a fixed capital base, thereby exposing the shareholders’ capital to risks which might not yield adequate returns. The other factor that motivated our selling was the approach that Brit had from a potential acquirer of the entire company, allowing us to sell at a higher price than we might have otherwise realized.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2010, AND ARE SUBJECT TO CHANGE.

The Fund’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing and legal standards. These risks may result in more volatility for the Fund. These and other risks are described more fully in the Fund’s prospectus.

Third Avenue International Value Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Morgan Stanley Capital International All Country World Free ex-USA Index is an unmanaged index of common stocks and includes securities representative of the market structure of over 50 developed and emerging market countries (other than the United States) in North America, Europe, Latin America and the Asian Pacific Region. This index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

44

Third Avenue Trust
Third Avenue International Value Fund – Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND –
INVESTOR CLASS (TVIVX) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD
FREE EX-USA INDEX FOR THE PERIOD ENDED OCTOBER 31, 2010

Total Return

Since Inception
(12/31/09)
5.16%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense reimbursement, recovery and/or expense offset arrangement. In the absence of fee waivers, expense reimbursement, recovery and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

45

Third Avenue Trust
Third Avenue International Value Fund – Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE INTERNATIONAL VALUE FUND –
INSTITUTIONAL CLASS (TAVIX) AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD
FREE EX-USA INDEX FROM INCEPTION OF THE FUND (12/31/01) THROUGH OCTOBER 31, 2010

Average Annual Total Return

			Since Inception
1 Year	3 Years	5 Years	(12/31/01)
8.84%	(6.73%)	2.90%	10.69%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense reimbursement, recovery and/or expense offset arrangement. In the absence of fee waivers, expense reimbursement, recovery and/or expense offset arrangement, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

46

Third Avenue Trust
Third Avenue International Value Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2010 is as follows:

The accompanying notes are an integral part of the financial statements.

47

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments
at October 31, 2010

Shares		Value (Note 1)

Common Stocks and Warrants - 92.87%

	Advertising - 2.17%
1,437,900	Asatsu-DK, Inc. (Japan)	$33,128,701

	Agriculture - 6.57%
154,734	United International Enterprises,
	Ltd. (Bahamas)	14,034,961
8,989,514	Viterra, Inc. (Canada) (a)	86,113,885

		100,148,846

	Building & Construction
	Products/Services - 0.55%
10,482,120	Tenon, Ltd. (New Zealand) (a) (c)	8,390,618

	Capital Goods - 1.66%
354,468	Nexans S.A. (France)	25,249,721

	Corporate Services - 0.64%
22,522,784	Boardroom, Ltd. (Singapore) (c)	9,744,850

	Diversified Operations - 7.64%
1,204,745	Antarchile S.A. (Chile)	25,991,361
5,371,200	Hutchison Whampoa, Ltd.
	(Hong Kong)	52,941,097
584,353	Lundbergforetagen AB,
	Class B (Sweden)	37,530,026

		116,462,484

	Electronics Components - 8.04%
37,050,140	WBL Corp., Ltd. (Singapore) (c)	122,517,654

	Forest Products & Paper - 5.02%
60,271,095	Catalyst Paper Corp.
	(Canada) (a) (b) (c) (d)	12,451,338
12,000,000	Catalyst Paper Corp.
	(Canada) (a) (b) (c) (d) (e)	2,479,067
51,395,523	Rubicon, Ltd. (New Zealand) (a) (c)	35,263,332
1,618,120	Weyerhaeuser Co.	26,245,906

		76,439,643

Shares		Value (Note 1)

	Holding Companies - 10.24%
805,584	Compagnie Nationale a
	Portefeuille (Belgium)	$42,948,260
3,815,400	Guoco Group, Ltd. (Hong Kong)[1]	46,663,431
1,270,888	Leucadia National Corp. (a)	32,305,973
476,835	LG Corp. (South Korea)	34,112,613

		156,030,277

	Insurance - 9.74%
349,693	Allianz SE (Germany)	43,822,959
235,793	Munich Re (Germany)	36,870,859
1,533,625	Sampo Oyj, Class A (Finland)	42,967,712
881,900	Tokio Marine Holdings, Inc. (Japan)	24,855,837

		148,517,367

	Investment Companies - 4.72%
17,136,453	Resolution, Ltd., (Guernsey)	71,914,450

	Machinery - 2.65%
526,572	Andritz AG (Austria)	40,338,102

	Media - 0.44%
642,497	Alma Media Corp. (Finland)	6,635,204

	Metals & Mining - 5.71%
5,745,000	Dundee Precious Metals, Inc.
	(Canada) (a)	34,079,076
512,500	Dundee Precious Metals, Inc.
	Warrants, expires 6/29/12
	(Canada) (a) (d)	150,750
2,360,000	Dundee Precious Metals, Inc.
	Warrants, expires 11/20/15
	(Canada) (a) (d)	8,561,624
556,546	Kinross Gold Corp. (Canada)	10,013,357
22,869	Kinross Gold Corp. Warrants,
	expires 9/17/14 (Canada) (a)	93,951
560,036	Newmont Mining Corp.	34,089,391

		86,988,149

The accompanying notes are an integral part of the financial statements.

48

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Shares		Value (Note 1)

Common Stocks and Warrants (continued)

	Non-U.S. Closed End Fund - 1.51%
3,590,626	ProLogis European Properties Fund (Luxembourg) (a)	$22,988,322

	Non-U.S. Real Estate Operating Companies - 5.08%
3,883,481	Atrium European Real Estate Ltd. (Jersey)	23,333,641
1,651,600	Daibiru Corp. (Japan)	12,745,664
2,187,000	Mitsui Fudosan Co., Ltd. (Japan)	41,337,480

		77,416,785

	Oil & Gas Production & Services - 3.39%
846,861	Cenovus Energy, Inc. (Canada)	23,559,673
993,802	EnCana Corp. (Canada)	28,045,092

		51,604,765

	Other Financial - 2.79%
67,766,000	Yuanta Financial Holding Co., Ltd. (Taiwan)	42,600,640

	Pharmaceuticals - 3.70%
1,049,329	GlaxoSmithKline PLC (United Kingdom)	20,529,911
514,600	Sanofi-Aventis SA (France)	35,940,136

		56,470,047

	Technology - Hardware - 2.20%
70,685,750	United Microelectronics Corp. (Taiwan)	33,586,783

	Telecommunications - 6.32%
49,496,693	Netia S.A. (Poland) (a) (c)	96,379,843

	Transportation - 2.09%
5,233,000	Seino Holdings Co., Ltd. (Japan)	31,929,949

	Total Common Stocks and Warrants
	(Cost $1,361,307,325)	1,415,483,200

Notional Amount ($)		Value (Note 1)

Purchased Options - 0.00%*

	Foreign Currency Put Options - 0.00% (a)*
200,000,000	Euro Currency, strike 1.117 Euro, expires 11/17/10	$—
75,000,000	Japan Currency, strike 90 Yen, expires 12/1/10	1,875
75,000,000	Japan Currency, strike 95 Yen, expires 2/22/11	30,000

	Total Purchased Options
	(Cost $8,853,125)	31,875

Principal Amount ($)

Short Term Investments - 6.56%

	U.S. Government Obligations - 6.56%
100,000,000	U.S. Treasury Bills, 0.13%-0.16%†, due 11/26/10	99,990,486

	Total Short Term Investments
	(Cost $99,990,486)	99,990,486

	Total Investment Portfolio - 99.43%
	(Cost $1,470,150,936)	1,515,505,561
	Other Assets less Liabilities - 0.57%	8,710,227

	NET ASSETS - 100.00%	$1,524,215,788

Notes:
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security is subject to restrictions on resale.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Amount represents less than 0.01% of total net assets.
†	Annualized yield at date of purchase.
[1]	Incorporated in Bermuda.

The accompanying notes are an integral part of the financial statements.

49

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at October 31, 2010

Country Concentration

% of Net Assets

Canada	13.49%
United States *	12.64
Japan	9.45
Singapore	8.68
Hong Kong	6.53
Poland	6.32
Germany	5.29
Taiwan	5.00
Guernsey	4.72
France	4.01
Finland	3.25
New Zealand	2.86
Belgium	2.82
Austria	2.65
Sweden	2.46
South Korea	2.24
Chile	1.71
Jersey	1.53
Luxembourg	1.51
United Kingdom	1.35
Bahamas	0.92

Total	99.43%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

50

Third Avenue Trust
Third Avenue International Value Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments at value (Notes 1 and 4):
Unaffiliated issuers (cost of $1,142,575,295)	$1,228,278,859
Affiliated issuers (cost of $327,575,641)	287,226,702

Total investments (cost of $1,470,150,936)	1,515,505,561
Cash	13,812,438
Dividends and interest receivable	2,646,295
Receivable for fund shares sold	1,114,617
Receivable for securities sold	251,863
Other assets	64,598

Total assets	1,533,395,372

Liabilities:
Payable for securities purchased	5,752,610
Payable for fund shares redeemed	1,707,412
Payable to investment adviser (Note 3)	1,222,845
Accounts payable and accrued expenses	361,562
Payable for shareholder servicing fees (Note 3)	122,708
Payable to trustees and officers	8,310
Distribution fees payable (Note 5)	4,137

Total liabilities	9,179,584

Net assets	$1,524,215,788

Summary of net assets:
Capital stock, $0.001 par value	$1,695,160,025
Accumulated distribution in excess of net investment income	(2,097,900)
Accumulated net realized losses from investments and foreign currency transactions	(214,268,875)
Net unrealized appreciation of investments and translation of foreign currency denominated assets and liabilities	45,422,538

Net assets applicable to capital shares outstanding	$1,524,215,788

Investor Class:
Net assets applicable to 424,293 shares outstanding, unlimited number of shares authorized	$6,919,887

Net asset value, offering and redemption price per share	$16.31

Institutional Class:
Net assets applicable to 92,903,857 shares outstanding, unlimited number of shares authorized	$1,517,295,901

Net asset value, offering and redemption price per share	$16.33

The accompanying notes are an integral part of the financial statements.

51

Third Avenue Trust
Third Avenue International Value Fund
Statement of Operations
For the Year Ended October 31, 2010

Investment Income:
Interest	$137,181
Dividends - unaffiliated issuers (net of foreign withholding tax of $2,546,100)	38,868,943
Dividends - affiliated issuers (Note 4)	2,995,010
Other income	1,427

Total investment income	42,002,561

Expenses:

Investment advisory fees (Note 3)	17,616,629
Shareholder servicing fees (Note 3)	1,803,550
Custodian fees	534,628
Transfer agent fees	345,968
Reports to shareholders	243,624
Accounting fees	145,187
Legal fees	143,745
Trustees’ and officers’ fees and expenses	110,147
Administration fees (Note 3)	88,986
Auditing and tax consulting fees	85,671
Registration and filing fees	64,969
Insurance expenses	39,677
Distribution fees (Note 5)	7,149
Miscellaneous expenses	40,604

Total expenses	21,270,534
Less: Expense waived (Note 3)	(1,525,043)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(7,717)

Net expenses	19,737,774

Net investment income	22,264,787

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments - unaffiliated issuers	(57,025,495)
Net realized loss on foreign currency transactions	(638,572)
Net change in unrealized appreciation/(depreciation) on investments	155,446,846
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	30,369

Net gain on investments and foreign currency transactions	97,813,148

Net increase in net assets resulting from operations	$120,077,935

The accompanying notes are an integral part of the financial statements.

52

Third Avenue Trust
Third Avenue International Value Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Operations:
Net investment income	$22,264,787	$9,682,779
Net realized loss on investments - unaffiliated issuers.	(57,025,495)	(139,184,187)
Net realized loss on investments - affiliated issuers.	—	(9,655,840)
Net realized loss on foreign currency transactions.	(638,572)	(414,391)
Net change in unrealized appreciation/(depreciation) on investments	155,446,846	452,675,263
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	30,369	(25,682)

Net increase in net assets resulting from operations	120,077,935	313,077,942

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class.	(16,339,865)	(2,220,051)
Net realized gains:
Institutional Class.	—	(12,609,922)

Decrease in net assets from dividends and distributions	(16,339,865)	(14,829,973)

Capital Share Transactions:
Proceeds from sale of shares	446,703,026	320,223,573
Net asset value of shares issued in reinvestment of dividends and distributions	15,301,778	13,828,304
Redemption fees	43,009	539,631
Cost of shares redeemed	(373,930,396)	(369,787,391)

Net increase (decrease) in net assets resulting from capital share transactions	88,117,417	(35,195,883)

Net increase in net assets	191,855,487	263,052,086
Net assets at beginning of year	1,332,360,301	1,069,308,215

Net assets at end of year (including accumulated distributions in excess of net investment income of $(2,097,900) and $(15,783,970), respectively.)	$1,524,215,788	$1,332,360,301

The accompanying notes are an integral part of the financial statements.

53

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights

Selected data (for a share outstanding throughout the period) and ratios are as follows:

	For the Period Ended October 31, 2010*

Investor Class:
Net asset value, beginning of period	$15.51

Income from investment operations:
Net investment income	0.32	@
Net gain on investment transactions (both realized and unrealized)	0.48	[1]

Total from investment operations	0.80

Net asset value, end of period	$16.31

Total return[2]	5.16%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,920
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement	1.77%[4]
After fee waivers and expense offset arrangement[5]	1.65	%4#
Ratio of net investment income to average net assets	2.55%[4]
Portfolio turnover rate	13%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers and/or expense offset arrangement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement, the total return would have been lower.

[3]	Not Annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.65%.
#	The investment adviser waived a portion of its fees.
@	Calculated based on the average number of shares outstanding during the period.
*	Period from December 31, 2009 (Commencement of Operations) to October 31, 2010.

The accompanying notes are an integral part of the financial statements.

54

Third Avenue Trust
Third Avenue International Value Fund
Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended October 31,

Institutional Class:	2010	2009	2008	2007	2006

Net asset value, beginning of year	$15.18	$11.51	$25.01	$23.77	$20.40

Income (loss) from investment operations:
Net investment income	0.24 @	0.11 @	0.10 @	0.37	0.86 †
Net gain (loss) on investment transactions (both realized and unrealized)	1.09 [3]	3.73 [2]	(9.76)[2]	3.69 [3]	3.07 [1]

Total from investment operations	1.33	3.84	(9.66)	4.06	3.93

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.03)	(0.78)	(1.08)	(0.46)
Distributions from realized gains	—	(0.14)	(3.06)	(1.74)	(0.10)

Total dividends and distributions	(0.18)	(0.17)	(3.84)	(2.82)	(0.56)

Net asset value, end of year	$16.33	$15.18	$11.51	$25.01	$23.77

Total return[4]	8.84%	33.87%	(44.31%)	18.86%	19.63%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,517,296	$1,332,360	$1,069,308	$2,328,583	$2,357,644
Ratio of expenses to average net assets
Before fee waivers and expense offset arrangement/reimbursement/recovery	1.51%	1.51%	1.48%	1.45%	1.45%
After fee waivers and expense offset arrangement/reimbursement/recovery[5]	1.40%#	1.47%#	1.48%	1.45%	1.45%
Ratio of net investment income to average net assets	1.58%	0.89%	0.57%	1.48%	3.25%†
Portfolio turnover rate	13%	16%	30%	23%	34%

[1]	Includes redemption fees of $0.02 per share.
[2]	Includes redemption fees of $0.01 per share.
[3]	Includes redemption fees of less than $0.01 per share.
[4]

Performance figures may reflect fee waivers and/or expense offset arrangement/reimbursement/recovery. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense offset arrangement/reimbursement/recovery, the total return would have been lower.

[5]

As a result of an expense limitation, effective July 1, 2009 until June 30, 2011, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.40%. Prior to July 1, 2009, the expense limitation was 1.75%.

#	The investment adviser waived a portion of its fees.
†

Investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding this special dividend, the ratio of net investment income to average net assets would have been 2.25%.

@	Calculated based on the average number of shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

55

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion – October 31, 2010
(Unaudited)

At October 31, 2010, the audited net asset values attributable to each of the 21,916,216 common shares outstanding of the Third Avenue Focused Credit Fund Investor Class and 66,894,033 common shares of Third Avenue Focused Credit Fund Institutional Class were $11.36 and $11.36 respectively. This compares with audited net asset values at October 31, 2009 of $9.64 and $9.63 per share respectively, adjusted for a subsequent distribution to shareholders.

		Average Annual Returns for the period ended October 31, 2010

	One year ended 10/31/10	Since inception (8/31/09)

Third Avenue Focused Credit Fund (Investor Class)	17.19%	17.01%
Third Avenue Focused Credit Fund (Institutional Class)	17.38%	17.27%
Barclays Capital U.S. Corporate High Yield Index	19.35%	23.90%
CSFB Leveraged Loan Index	11.23%	13.25%

The Fund’s top contributing issuer for the year was Fortescue, the world’s fourth largest iron ore miner, based in Australia with a $19 billion (AUD*) market cap. We invested in this issuer at the Fund’s inception, purchasing non-callable construction bonds and issued with strict covenants limiting Fortescue from issuing new debt, and expanding operations beyond the mines being financed. As demand from China drove up Ore prices, Fortescue’s management wanted to be free of those restrictive covenants. On October 11th, Fortescue announced that it had obtained $2 billion in bank financing that it would use to tender its existing debt. It is offering a “make whole” premium to bond-holders of 1.9%, the price of a 5-year Treasury plus 50 basis points – in total, a premium of $650 million. Fund Management tendered its shares and would consider participating in new Fortescue issues going forward.

The issuer that was the Fund’s second contributor to positive performance was CIT Group. CIT is a specialty finance company with businesses in corporate finance, trade finance, vendor finance, and transportation leasing of aircraft and rail cars. The business came under pressure in 2008 and 2009 because of the closing of the capital markets, the ceasing of securitization activity, and the lack of sufficient government support with regard to liquidity and capital initiatives. In November 2009, CIT declared bankruptcy and very quickly emerged under a new and more favorable capital structure, under the leadership of CEO and Chairman John Thain. We have invested prior to and since the restructuring.

The third top contributor to positive performance was Swift Transportation, the largest truckload carrier in the United States, operating almost 17,000 tractors and 50,000 trailers. The company boasts an impressive coast-to coast footprint, with 35 terminals in 26 states and Mexico. We invested in a first lien secured term loan, substantially protected by the company’s assets. After our investment, Swift negotiated with creditors to avoid violating covenants attached to the loan and agreed to a higher interest rate. That, along with some improvement in the U.S. economy has helped to lift prices for this security.

*	AUD – Australian Dollar.

56

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio Management Discussion (continued)
(Unaudited)

The largest detractor from performance was Blockbuster, the U.S. video and media rental chain that sought bankruptcy protection in October. Blockbuster is currently seeking court approval for its reorganization plan.

Issuers TXU and Dex One tied as the second largest detractors from performance this year. TXU is a Texas utility taken private by Kohlberg, Kravis Roberts earlier in the year. Dex One is an online and traditional media and marketing company.

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE FUND’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THE FIRM AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE FUND’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF OCTOBER 31, 2010, AND ARE SUBJECT TO CHANGE.

Third Avenue Focused Credit Fund is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Please read the prospectus carefully before you send money. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s returns should be viewed in light of its investment policy and objectives and quality of its portfolio securities and the periods selected. M.J. Whitman LLC Distributor.

If you should have any questions, or for updated information or a copy of our prospectus, please call 1-800-443-1021 or go to our web site at www.thirdave.com. Current performance may be lower or higher than performance quoted.

The Barclays Capital U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (including defaulted issues) and at least one year to maturity. The CSFB Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The Barclays Capital U.S. Corporate High Yield Index and the CSFB Leveraged Loan Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

57

Third Avenue Trust
Third Avenue Focused Credit Fund—Investor Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND—INVESTOR
CLASS (TACVX), THE BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD INDEX AND THE CSFB LEVERAGED
LOAN INDEX FROM INCEPTION OF THE FUND (8/31/09) THROUGH OCTOBER 31, 2010

Total Return

Since Inception
1 Year	(8/31/09)
17.19%	17.01%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. In the absence of fee waivers, expense offset arrangement and/or recovery, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

58

Third Avenue Trust
Third Avenue Focused Credit Fund—Institutional Class
Comparison of a $10,000 Investment
(Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE FOCUSED CREDIT FUND—INSTITUTIONAL
CLASS (TACIX), THE BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD INDEX AND THE CSFB LEVERAGED
LOAN INDEX FROM INCEPTION OF THE FUND (8/31/09) THROUGH OCTOBER 31, 2010

Total Return

Since Inception
1 Year	(8/31/09)
17.38%	17.27%

*	Includes reinvestment of all distributions.

As with all mutual funds, past performance does not indicate future results. Performance may reflect fee waivers expense offset arrangement and/or recovery. In the absence of fee waivers, expense offset arrangement and/or recovery, the total return would have been lower. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

59

Third Avenue Trust
Third Avenue Focused Credit Fund
Industry Diversification
(Unaudited)

The summary of the Fund’s investments as of October 31, 2010 is as follows:

The accompanying notes are an integral part of the financial statements.

60

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments
at October 31, 2010

Principal Amount †		Value (Note 1)

Corporate Debt Instruments - 89.39%

	Aerospace - 1.89%
	Aveos Fleet Performance, Inc.:
800,946	Revolving Credit, 11.25%,
	due 3/12/13 (b)	$790,934
3,180,308	Term Loan, 11.250%,
	due 3/12/13 (b)	3,148,505
6,107,539	Term Loan B, 10.750%,
	due 3/12/15 (b)	5,725,818
9,000,000	DAE Aviation Holdings, Inc.,
	11.250%, due 8/1/15 (a)	9,416,250

		19,081,507

	Automobile Parts - 0.44%
4,100,000	Remy International, Inc., PIK,
	9.984%, due 12/1/14 (b)	4,469,000

	Building Products - 1.76%
19,825,000	Ainsworth Lumber Co., Ltd., PIK,
	11.000%, due 7/29/15
	(Canada) (a)	17,792,937

	Chemicals - 8.21%
15,000,000	Basell Finance Co. BV, 8.100%,
	due 3/15/27 (Netherlands) (a)	15,075,000
	CF Industries, Inc.:
2,000,000	6.875%, due 5/1/18	2,285,000
18,000,000	7.125%, due 5/1/20	20,925,000
13,000,000	Georgia Gulf Corp., 9.000%,
	due 1/15/17 (a)	14,072,500
4,000,000	Hexion US Finance Corp. / Hexion
	Nova Scotia Finance ULC,
	9.000%, due 11/15/20 (a)	4,170,000
23,349,616	Lyondell Chemical Co., 11.000%,
	due 5/1/18	26,268,318

		82,795,818

	Consumer Products - 1.74%
7,000,000	Pactiv Corp., 5.875%, due 7/15/12	7,267,589
10,000,000	Viking Acquisition Inc., 9.250%,
	due 11/1/18 (a) (c)	10,262,500

		17,530,089

Principal Amount †		Value (Note 1)

	Consumer Services - 1.82%
8,500,000	Hertz Corp. (The), 10.500%,
	due 1/1/16 (f)	$9,084,375
8,000,000	Trans Union LLC/Transunion
	Financing Corp., 11.375%,
	due 6/15/18 (a)	9,260,000

		18,344,375

	Diversified Manufacturing - 5.40%
9,000,000	Case New Holland, Inc.,
	7.875%, due 12/1/17 (a)	10,102,500
15,000,000	Pinafore LLC/Pinafore Inc.,
	9.000%, due 10/1/18 (a)	16,125,000
3,000,000	Pinafore LLC, Term Loan B,
	6.750%, due 9/7/16	3,039,141
8,000,000	SPX Corp., 6.875%, due 9/1/17 (a)	8,760,000
15,000,000	Trimas Corp., 9.750%,
	due 12/15/17 (a)	16,443,750

		54,470,391

	Energy - 11.44%
	Anadarko Petroleum Corp.:
8,000,000	6.950%, due 6/15/19	9,071,728
9,000,000	6.450%, due 9/15/36	8,982,243
10,925,000	Aventine Renewable Energy
	Holdings, Inc., 13.000%,
	due 3/15/15 (a)	11,307,375
4,968,000	Chaparral Energy, Inc., 9.875%,
	due 10/1/20 (a)	5,253,660
4,503,995	Compton Petroleum Finance Corp.,
	10.000%, due 9/15/11
	(Canada) (c)	4,413,915
10,350,000	Connacher Oil & Gas Ltd., 10.250%,
	due 12/15/15 (Canada) (a)	10,375,875
9,962,000	Denbury Resources, Inc., 8.250%,
	due 2/15/20	11,157,440
	Energy XXI Gulf Coast, Inc.:
9,638,319	10.000%, due 6/15/13	10,096,139
9,353,770	16.000%, due 6/15/14	10,616,529

The accompanying notes are an integral part of the financial statements.

61

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2010

Principal Amount †			Value (Note 1)

Corporate Debt Instruments (continued)

		Energy (continued)
7,500,000		Harvest Operations Corp.,
		6.875%, due 10/1/17
		(Canada) (a)	$7,912,500
14,900,000		OPTI Canada Inc., 9.750%,
		due 8/15/13 (Canada) (a)	15,272,500
10,350,000		Stallion Oilfield Holdings, Ltd.,
		10.500%, due 2/15/15 (a)	10,919,250

			115,379,154

		Entertainment - 2.06%
15,821,429		Hicks Sports Group LLC,
		Term Loan B, due 12/15/10* (b)	14,265,660
6,250,000		Six Flags Theme Parks Inc.,
		Term Loan, 9.250%,
		due 12/31/16 (b)	6,479,169

			20,744,829

		Environmental Control - 1.63%
15,000,000		EnergySolutions, Inc. /
		EnergySolutions LLC,
		10.750%, due 8/15/18 (a)	16,462,500

		Financials - 9.56%
5,000,000		Ally Financials, Inc., 8.000%,
		due 11/1/31	5,487,500
		American International Group, Inc.:
7,500,000		8.175%, due 5/15/58 (b)	8,043,750
7,000,000	EUR	4.875%, due 3/15/67 (b)	7,867,194
		CIT Group, Inc.:
5,745,499		7.000%, due 5/1/15	5,767,045
14,242,498		7.000%, due 5/1/16	14,260,301
4,739,498		7.000%, due 5/1/17	4,739,498
50,000,000		Lehman Brothers Holdings, Inc.,
		due 3/23/09* (b)	10,875,000
10,645,223		Marsico Parent Co. LLC,
		Term Loan B, 5.313%,
		due 12/15/14 (b)	8,289,967

Principal Amount †		Value (Note 1)

	Financials (continued)

	Nuveen Investments, Inc.:
21,350,000	10.500%, due 11/15/15	$22,417,500
7,925,000	Term Loan, 12.500%,
	due 7/31/15 (b)	8,625,871

		96,373,626

	Food & Beverage - 2.90%
12,500,000	NBTY, Inc., 9.000%,
	due 10/1/18 (a)	13,343,750
15,000,000	Pinnacle Foods Finance LLC/
	Pinnacle Foods Finance Corp.,
	9.250%, due 4/1/15 (a)	15,881,250

		29,225,000

	Gaming - 5.35%
	Harrah’s Operating Co., Inc.:
2,000,000	11.250%, due 6/1/17	2,220,000
21,000,000	Term Loan B2, 3.288%,
	due 1/28/15 (b)	18,594,135
	Marina District Finance Co., Inc.:
2,000,000	9.500%, due 10/15/15 (a)	1,982,500
10,850,000	9.875%, due 8/15/18 (a)	10,768,625
9,877,000	MGM Resorts International,
	10.000%, due 11/1/16 (a)	9,704,152
10,350,000	Midwest Gaming Borrower LLC /
	Midwest Finance Corp.,
	11.625%, due 4/15/16 (a)	10,660,500

		53,929,912

	Healthcare - 7.21%
10,775,000	Biomet, Inc., PIK, 10.375%,
	due 10/15/17	12,068,000
	DaVita, Inc.:
3,000,000	6.375%, due 11/1/18	3,075,000
5,000,000	6.625%, due 11/1/20	5,156,250
10,000,000	InVentiv Health, Inc., 10.000%,
	due 8/15/18 (a)	10,100,000
11,910,000	Multiplan, Inc., 9.875%,
	due 9/1/18 (a)	12,773,475

The accompanying notes are an integral part of the financial statements.

62

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2010

Principal Amount †		Value (Note 1)

Corporate Debt Instruments (continued)

	Healthcare (continued)
6,908,000	Rotech Healthcare Inc.,
	10.750%, due 10/15/15 (a)	$7,132,510
9,400,000	US Oncology, Inc., 9.125%,
	due 8/15/17	10,504,500
5,758,000	US Oncology Holdings, Inc., PIK,
	6.737%, due 3/15/12 (b)	5,642,840
	Valeant Pharmaceuticals
	International:
1,000,000	6.750%, due 10/1/17 (a)	1,046,250
5,000,000	7.000%, due 10/1/20 (a)	5,262,500

		72,761,325

	Media - 2.62%
	Clear Channel Communications, Inc.:
5,000,000	10.750%, due 8/1/16	3,887,500
17,367,289	PIK, 11.000%, due 8/1/16	13,155,721
	Clear Channel Worldwide Holdings, Inc.:
1,000,000	9.250%, due 12/15/17	1,085,000
4,000,000	Series B, 9.250%, due 12/15/17	4,390,000
1,343,097	Dex Media West LLC, Term Loan,
	7.000%, due 10/24/14 (b)	1,249,920
3,096,092	RH Donnelley Inc., Term Loan,
	9.250%, due 10/24/14 (b)	2,643,288

		26,411,429

	Metals & Mining - 5.17%
	FMG Resources August 2006
	Pty, Ltd. (Australia):
2,000,000	10.000%, due 9/1/13 (a)	2,512,500
4,000,000	7.000%, due 11/1/15 (a)	4,120,000
19,048,000	10.625%, due 9/1/16 (a)	28,191,040
8,000,000	International Coal Group, Inc.,
	9.125%, due 4/1/18	8,760,000
8,000,000	Murray Energy Corp., 10.250%,
	due 10/15/15 (a)	8,560,000

		52,143,540

Principal Amount †		Value (Note 1)

	Packaging - 1.56%
	Reynolds Group Issuer Inc /
	Reynolds Group Issuer LLC:
7,500,000	7.125%, due 4/15/19 (a)	$7,856,250
7,500,000	9.000%, due 4/15/19 (a)	7,828,125

		15,684,375

	Retail - 0.40%
4,000,000	Rent-A-Center, Inc., 6.625%,
	due 11/15/20 (a)	4,060,000

	Technology - 6.53%
17,500,000	EVERTEC Inc., 11.000%,
	due 10/1/18 (Puerto Rico) (a)	17,718,750
	First Data Corp.:
5,415,000	8.875%, due 8/15/20 (a)	5,719,594
20,943,473	Term loan, 3.006%,
	due 9/24/14 (b)	18,865,776
2,000,000	Jabil Circuit Inc., 5.625%,
	due 12/15/20	2,017,500
3,000,000	Seagate HDD Cayman, 6.875%,
	due 5/1/20 (Cayman Islands) (a)	3,075,000
18,000,000	Seagate Technology HDD Holdings,
	6.800%, due 10/1/16
	(Cayman Islands)	18,472,500

		65,869,120

	Telecommunications - 5.78%
	Digicel Group, Ltd. (Jamaica)[1]:
11,970,000	8.875%, due 1/15/15 (a)	12,209,400
6,150,000	10.500%, due 4/15/18 (a)	6,803,438
	Frontier Communications Corp.:
5,000,000	8.250%, due 4/15/17	5,725,000
5,000,000	8.500%, due 4/15/20	5,800,000
2,000,000	Intelsat Jackson Holdings SA,
	7.250%, due 10/15/20
	(Luxembourg) (a)	2,055,000
11,850,000	Intelsat Luxembourg SA, 11.250%,
	due 2/4/17 (Luxembourg)	12,753,562

The accompanying notes are an integral part of the financial statements.

63

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2010

Principal Amount †		Value (Note 1)

Corporate Debt Instruments (continued)

	Telecommunications (continued)
	West Corp.:
11,350,000	9.500%, due 10/15/14	$11,945,875
1,000,000	8.625%, due 10/1/18 (a)	1,042,500

		58,334,775

	Transportation - 1.83%
	Swift Transportation Co., LLC:
3,000,000	12.500%, due 5/15/17 (a)	3,120,000
7,500,000	Letter of Credit, 2.050%,
	due 5/10/14 (b)	7,139,063
8,300,044	Term Loan B, 8.250%,
	due 5/10/14 (b)	8,175,544

		18,434,607

	Utilities - 4.09%
6,000,000	Bosque Power Co. LLC, Term Loan,
	9.500%, due 12/10/14 (b)	4,263,000
5,350,000	Energy Future Holdings Corp.,
	10.000%, due 1/15/20 (a)	5,630,351
	NRG Energy Inc.:
7,000,000	7.375%, due 2/1/16	7,306,250
7,000,000	7.375%, due 1/15/17	7,315,000
	Texas Competitive Electric
	Holdings Co. LLC:
3,473,146	Term Loan B1, 3.756%,
	due 10/10/14 (b)	2,732,497
17,826,478	Term Loan B3, 3.756%,
	due 10/10/14 (b)	14,035,321

		41,282,419

	Total Corporate Debt Instruments
	(Cost $850,493,931)	901,580,728

Shares		Value (Note 1)

Preferred Stocks - 0.74%

	Energy - 0.74%
28,325	Energy XXI Bermuda Ltd.,
	5.625% (Bermuda) (e)	$7,477,800

	Total Preferred Stocks
	(Cost $7,496,795)	7,477,800

Private Equities - 1.42%
	Financials - 1.42%
8,800,000	Cerberus CG Investor I LLC (c) (e)	5,720,000
8,800,000	Cerberus CG Investor II LLC (c) (e)	5,720,000
4,400,000	Cerberus CG Investor III LLC (c) (e)	2,860,000

	Total Private Equities
	(Cost $13,145,000)	14,300,000

Common Stocks - 2.12%
	Aerospace - 1.02%
623,251	Aveos Fleet Performance,
	Inc. (d) (e)	10,283,637

	Chemicals - 0.33%
125,000	LyondellBasell Industries NV,
	Class A (Netherlands) (e)	3,357,500

	Energy - 0.53%
247,695	Stallion Oilfield Holdings, Inc. (e)	5,325,443

	Financials - 0.18%
42,780	CIT Group, Inc. (e)	1,853,657

	Media - 0.06%
82,533	Dex One Corp. (e)	578,556

	Total Common Stocks
	(Cost $21,797,201)	21,398,793

The accompanying notes are an integral part of the financial statements.

64

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at October 31, 2010

Principal Amount ($)		Value (Note 1)

Short Term Investments - 2.97%

	U.S. Government
	Obligations - 2.97%
30,000,000	U.S. Treasury Bill, 0.09%‡,
	due 11/4/10 (f)	$29,999,764

	Total Short Term Investments
	(Cost $29,999,764)	29,999,764

	Total Investment
	Portfolio - 96.64%
	(Cost $922,932,691)	974,757,085

	Other Assets less
	Liabilities - 3.36%	33,884,195

	NET ASSETS - 100.00%	$1,008,641,280

Notes: EUR: Euro.
PIK: Payment-in-kind.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security.
(c)	Fair-valued security.
(d)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)	Non-income producing security.
(f)	A portion of this security is segregated for future fund commitments.
*	Issuer in default.
†	Denominated in U.S. Dollars unless otherwise noted.
‡	Annualized yield at date of purchase.
1	Incorporated in Bermuda.

Country Concentration

% of Net Assets

United States *	77.84%
Canada	5.53
Australia	3.45
Cayman Islands	2.14
Jamaica	1.88
Netherlands	1.83
Puerto Rico	1.76
Luxembourg	1.47
Bermuda	0.74

Total	96.64%

* Includes cash equivalents.

The accompanying notes are an integral part of the financial statements.

65

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments at value (Notes 1 and 4)
Unaffiliated issuers (cost of $913,222,445)	$964,473,448
Affiliated issuers (cost of $9,710,246)	10,283,637

Total investments (cost of $922,932,691)	974,757,085
Cash	61,906,472
Dividends and interest receivable	16,762,187
Receivable for securities sold	10,537,011
Receivable for fund shares sold	2,818,163
Other assets	195,750
Unrealized appreciation on unfunded commitments (Note 7)	9,978

Total assets	1,066,986,646

Liabilities:
Payable for securities purchased	56,355,822
Payable to investment adviser (Note 3)	789,822
Payable for fund shares redeemed	511,674
Distribution fees payable (Note 5)	277,249
Accounts payable and accrued expenses	204,041
Payable for loans	142,564
Payable for shareholder servicing fees (Note 3)	59,278
Payable to trustees and officers	4,916

Total liabilities	58,345,366

Net assets	$1,008,641,280

Summary of net assets:
Capital stock, $0.001 par value	$934,386,698
Accumulated undistributed net investment income	12,983,172
Accumulated undistributed net realized gains from investments and foreign currency transactions	9,440,174
Net unrealized appreciation of investments, unfunded commitments and translation of foreign currency denominated assets and liabilities	51,831,236

Net assets applicable to capital shares outstanding	$1,008,641,280

Investor Class:
Net assets applicable to 21,916,216 shares outstanding, unlimited number of shares authorized	$248,975,445

Net asset value, offering and redemption price per share	$11.36

Institutional Class:
Net assets applicable to 66,894,033 shares outstanding, unlimited number of shares authorized	$759,665,835

Net asset value, offering and redemption price per share	$11.36

The accompanying notes are an integral part of the financial statements.

66

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Operations
For the Year Ended October 31, 2010

Investment Income:
Interest	$62,478,648
Dividends	262,506
Other income	71,850

Total investment income	62,813,004

Expenses:
Investment advisory fees (Note 3)	5,281,680
Distribution fees (Note 5)	500,172
Offering costs (Note 1)	234,620
Shareholder servicing fees (Note 3)	223,901
Transfer agent fees	178,034
Accounting fees	153,221
Reports to shareholders	147,263
Auditing and tax consulting fees	118,498
Registration and filing fees	97,930
Administration fees (Note 3)	44,678
Trustees’ and officers’ fees and expenses	42,627
Legal fees	32,708
Custodian fees	14,858
Insurance expenses	3,830
Miscellaneous expenses	13,912

Total expenses	7,087,932
Recovery of expenses previously waived and reimbursed (Note 3)	52,039
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(8,442)

Net expenses	7,131,529

Net investment income	55,681,475

Realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	7,811,200
Net realized gain on foreign currency transactions	62,700
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	49,190,689
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(3,136)

Net gain on investments and foreign currency transactions	57,061,453

Net increase in net assets resulting from operations	$112,742,928

The accompanying notes are an integral part of the financial statements.

67

Third Avenue Trust
Third Avenue Focused Credit Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Period Ended October 31, 2009*

Operations:
Net investment income	$55,681,475	$1,180,300
Net realized gain on investments	7,811,200	224,964
Net realized gain on foreign currency transactions	62,700	—
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	49,190,689	2,643,683
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	(3,136)	—

Net increase in net assets resulting from operations	112,742,928	4,048,947

Dividends and Distributions to Shareholders from:
Net investment income:
Investor Class	(11,363,722)	—
Institutional Class	(31,228,982)	—
Net realized gains:
Investor Class	(70,638)	—
Institutional Class	(155,374)	—

Decrease in net assets from dividends and distributions	(42,818,716)	—

Capital Share Transactions:
Proceeds from sale of shares	752,871,390	285,411,306
Net asset value of shares issued in reinvestment of dividends and distributions	37,938,122	—
Redemption fees	695,630	19,314
Cost of shares redeemed	(135,626,872)	(6,640,769)

Net increase in net assets resulting from capital share transactions	655,878,270	278,789,851

Net increase in net assets	725,802,482	282,838,798
Net assets at beginning of period	282,838,798	—

Net assets at end of period
(including accumulated undistributed net investment income of $12,983,172 and $1,227,103, respectively)	$1,008,641,280	$282,838,798

*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.

68

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	For the Year Ended October 31, 2010	For the Period Ended October 31, 2009*

Investor Class:
Net asset value, beginning of period	$10.25	$10.00

Income from investment operations:
Net investment income	0.83 @	0.07	@
Net gain on investment transactions (both realized and unrealized)	0.89 [6]	0.18	[1]

Total from investment operations	1.72	0.25

Less dividends and distributions:
Dividends from net investment income	(0.60)	—
Distributions from realized gains	(0.01)	—

Total dividends and distributions	(0.61)	—

Net asset value, end of period	$11.36	$10.25

Total return[2]	17.19%		2.50%[3]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$248,975	$90,913
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	1.20%		1.53%[4]
After fee waivers/expense offset arrangement/recovery[5]	1.21%	1.40	%4#
Ratio of net investment income to average net assets	7.69%		4.18%[4]
Portfolio turnover rate	129%		12%[3]

[1]	Includes redemption fees of less than $0.01 per share.
[2]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery. Past performance is no guarantee of future results. In the absence of fee waivers, expense offset arrangement and/or recovery, the total return would have been lower.

[3]	Not annualized.
[4]	Annualized.
[5]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 1.40%.
[6]	Includes redemption fees of $0.02 per share.
#	The investment adviser waived a portion of its fees and reimbursed certain expenses.
@	Calculated based on the average number of shares outstanding during the period.
*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.

69

Third Avenue Trust
Third Avenue Focused Credit Fund
Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	For the Year Ended October 31, 2010	For the Period Ended October 31, 2009*

Institutional Class:
Net asset value, beginning of period	$10.26	$10.00

Income from investment operations:
Net investment income	0.86 @	0.08	@
Net gain on investment transactions (both realized and unrealized)	0.87 [5]	0.18

Total from investment operations	1.73	0.26

Less dividends and distributions:
Dividends from net investment income	(0.62)	—
Distributions from realized gains	(0.01)	—

Total dividends and distributions	(0.63)	—

Net asset value, end of period	$11.36	$10.26

Total return[1]	17.38%		2.60%[2]
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$759,666	$191,926
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement/recovery	0.93%		1.18%[3]
After fee waivers/expense offset arrangement/recovery[4]	0.94%	0.95	%[3]#
Ratio of net investment income to average net assets	7.99%		4.59%[3]
Portfolio turnover rate	129%		12%[2]

[1]

Performance figures may reflect fee waivers, expense offset arrangement and/or recovery. Past performance is no guarantee of future results. In the absence of fee waivers, expense offset arrangement and/or recovery, the total return would have been lower.

[2]	Not annualized.
[3]	Annualized.
[4]	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest and brokerage commissions) to average net assets will not exceed 0.95%.
[5]	Includes redemption fees of less than $0.01 per share.
#	The investment adviser waived a portion of its fees and reimbursed certain expenses.
@	Calculated based on the average number of shares outstanding during the period.
*	The Fund commenced investment operations on August 31, 2009.

The accompanying notes are an integral part of the financial statements.

70

Third Avenue Trust
Notes to Financial Statements
October 31, 2010

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities. Each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) (commonly known as “junk bonds”) that the Adviser believes are undervalued.

Third Avenue Small-Cap Value Fund seeks to achieve its objective mainly by acquiring equity securities, including common stocks and convertible securities, of well-financed small companies (meaning companies with high quality assets and a relative absence of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) (commonly known as “junk bonds”) that the Adviser believes are undervalued. Under normal circumstances, the Fund expects to invest at least 80% of its assets (plus the amount of any borrowing for investment purposes) (although the Fund does not intend to borrow for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is within the range of capitalizations during the most recent 12-month period of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment (based on month-end data).

Third Avenue Real Estate Value Fund, under normal circumstances, seeks to achieve its objective mainly by investing at least 80% of its assets (plus the amount of any borrowing for investment purposes, although the Fund does not intend to borrow for investment purposes) in securities of real estate and real estate-related companies, or in companies which own significant real estate assets at the time of investment (“real estate companies”). These securities will primarily be equity securities (which may include both common and preferred stocks, and convertible securities) of well-financed real estate companies (meaning companies with high quality assets and a relative absence of liabilities) of any market capitalization. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. The Fund may also invest a portion of its assets in debt securities (which may include high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) (commonly known

71

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

as “junk bonds”) of real estate companies or loans secured by real estate that the Adviser believes have above-average yield potential. The Fund also invests in both domestic and foreign securities.

Third Avenue International Value Fund seeks to achieve its objective mainly by primarily acquiring equity securities, including common stocks and convertible securities, of well-financed companies (meaning companies with high quality assets and a relative absence of liabilities) located outside of the United States. While the Fund may invest in companies located anywhere in the world, it currently expects that most of its assets will be invested in the more developed countries, and under normal circumstances, at least 80% of its assets (plus the amount of any borrowing for investment purposes) (although the Fund does not intend to borrow for investment purposes) will be invested in securities of issuers located outside of the United States at the time of investment.

Third Avenue Focused Credit Fund, under normal circumstances, seeks to achieve its objective mainly by investing at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) (although the Fund does not intend to borrow for investment purposes) in bonds and other types of credit instruments. The Fund intends to invest a substantial amount of its assets in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard & Poor’s Rating Service and Fitch Rating Service.

Because of the Funds’ disciplined and deliberate investing approach, there may be times when the Funds will have significant cash positions. A substantial cash position can impact Fund performance in certain market conditions, and may make it more difficult for a Fund to achieve its investment objective.

On December 31, 2009, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund began offering Investor Class shares. Shares outstanding prior to the offering of Investor Class shares were re-designated as Institutional Class shares.

Accounting policies:
The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds may adjust the prices of securities traded in foreign markets, as appropriate, to reflect the fair value as of the time the Funds’ net asset values are calculated. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved as reliable by the Board or

72

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

otherwise pursuant to policies and procedures approved by the Board. These procedures include using valuation techniques to discount estimate future cash flows to present value. Temporary cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

Each Fund may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Trust’s Valuation Committee as authorized by the Board of the Trust, under procedures established by the Board. At October 31, 2010, such securities had a total fair value of $53,896,900 or 1.07% of net assets of Third Avenue Value Fund, $11,591,931 or 1.10% of net assets of Third Avenue Small-Cap Value Fund, $45,875,810 or 2.73% of net assets of Third Avenue Real Estate Value Fund, $14,930,405 or 0.98% of net assets of Third Avenue International Value Fund and $28,976,415 or 2.87% of net assets of Third Avenue Focused Credit Fund. Among the factors considered by the Trust’s Valuation Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Fund’s beneficial ownership of the issuer’s common stock and debt securities, the operating results of the issuer and the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any material future registration costs.

Fair Value Measurements:
In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

73

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary by level of inputs used to value the Funds’ investments as of October 31, 2010:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 1: Quoted Prices
Investments in Securities:
Common Stock & Warrants:
Advertising	$—	$—	$—	$33,128,701	$—
Aerospace & Defense	—	1,488,555	—	—	—
Agriculture	—	52,606,905	—	100,148,846	—
Annuities & Mutual Fund
Management & Sales	150,360,000	—	—	—	—
Automotive	408,159,935	—	—	—	—
Banks	—	1,422,000	—	—	—
Building & Construction Products/Services	—	—	—	8,390,618	—
Capital Goods	—	—	—	25,249,721	—
Chemicals	—	—	—	—	3,357,500
Chemical & Allied Products	—	45,620,754	—	—	—
Computer Peripherals	—	21,141,047	—	—	—
Consumer Products	—	31,091,706	—	—	—
Corporate Services	—	—	—	9,744,850	—
Depository Institutions	108,977,133	—	—	—	—
Diversified Operations	484,089,415	—	—	116,462,484	—
Electronics Components	—	70,087,663	—	122,517,654	—
Energy/Services	—	83,999,403	—	—	—
Financials	—	—	—	—	1,853,657
Food Processing	—	7,556,400	—	—	—

74

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 1 (continued)
Forest Products & Paper	$—	31,411,009	$34,898,271	$61,509,238	$—
Healthcare Services	—	46,819,872	—	—	—
Holding Companies	1,210,192,522	79,406,724	—	156,030,277	—
Industrial & Agricultural Equipment	3,150,875	—	—	—	—
Industrial Equipment	—	24,485,710	—	—	—
Insurance	—	—	—	148,517,367	—
Industrial Services	—	5,640,194	—	—	—
Insurance & Reinsurance	—	43,595,814	—	—	—
Investment Companies	—	—	—	71,914,450	—
Life Insurance	—	30,407,820	—	—	—
Machinery	—	—	—	40,338,102	—
Media	—	11,801,724	—	6,635,204	578,556
Metals & Mining	—	—	—	86,988,149	—
Metals Manufacturing	—	55,765,660	—	—	—
Mutual Holding Companies	9,122,134	—	—	—	—
Non-U.S. Closed End Fund	—	—	25,688,262	22,988,322	—
Non-U.S. Homebuilder	—	—	40,192,976	—	—
Non-U.S. Real Estate Consulting/
Management	—	—	17,478,893	—	—
Non-U.S. Real Estate Investment Trusts	—	—	176,713,621	—	—
Non-U.S. Real Estate Operating
Companies	1,004,756,223	62,065,404	684,686,620	77,416,785	—
Oil & Gas	—	19,841,103	—	—	—
Oil & Gas Production & Services	352,170,629	—	—	51,604,765	—
Other Financial	—	—	—	42,600,640	—
Pharmaceuticals	—	—	—	56,470,047
Securities Trading Services	—	33,617,203	—	—	—
Semiconductor Equipment
Manufacturers & Related	12,360,000	17,916,041	—	—	—
Software	—	21,606,659	—	—	—
Steel & Specialty Steel	363,790,000	—	—	—	—
Technology-Hardware	—	—	—	33,586,783	—
Telecommunications	91,230,671	12,929,135	—	96,379,843	—
Transportation	—	—	—	31,929,949	—
U.S. Homebuilder	—	—	32,565,446	—	—
U.S. Real Estate Investment Trusts	—	—	109,454,331	—	—
U.S. Real Estate Operating Companies	204,321,907	72,587,886	207,387,707	—	—
Utilities, Utility Service Companies &
Waste Management	139,130,508	—	—	—	—

75

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	Third Avenue Value Fund		Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 1 (continued)
Limited Partnerships:
Infrastructure	$8,460,000		$—	$—	$—	$—
Preferred Stocks:
Insurance & Reinsurance	8,742		—	—	—	—

Total for Level 1 Securities	$4,550,280,694		$884,912,391	$1,329,066,127	$1,400,552,795	$5,789,713

Level 2: Other Significant Observable Inputs
Investments in Securities:
Common Stock & Warrants:
Aerospace	—		—	—	—	10,283,637
Energy	—		—	—	—	5,325,443
U.S. Real Estate Operating Companies	—		—	48,878,526	—	—
Corporate Debt Instruments#	145,527,450		20,688,125	22,312,500	—	886,904,313
Preferred Stocks:
Energy	—		—	—	—	7,477,800
Purchased Options:
Foreign Currency Put Options	—		2,994,050	—	31,875	—
Short Term Investments:
U.S. Government Obligations	149,986,979		109,968,271	228,962,988	99,990,486	29,999,764

Total for Level 2 Securities	$295,514,429		$133,650,446	$300,154,014	$100,022,361	$939,990,957

Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Auto Supply	—	*	—	—	—	—
Consumer Products	26,318		—	—	—	—
Financial Insurance	555,000		—	—	—	—
Forest Products & Paper	—		4,447,931	—	14,930,405	—
Insurance & Reinsurance	191,667		—	—	—	—
Manufactured Housing	35,000,000		—	—	—	—
U.S. Real Estate Operating Companies	10,436,702		—	7,140,280	—	—

76

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund

Level 3 (continued)
Limited Partnerships:
Holding Companies	$—	$7,144,000	$—	$—	$—
Insurance & Reinsurance	367,955	—	—	—	—
Investment Fund	—	—	38,735,530	—	—
Preferred Stocks:
Insurance & Reinsurance	216,372	—	—	—	—
Private Equities:
Financials	—	—	—	—	14,300,000
Corporate Debt Instruments#	7,102,886	—	—	—	14,676,415

Total for Level 3 Securities	$53,896,900	$11,591,931	$45,875,810	$14,930,405	$28,976,415

Total Value of Investments	$4,899,692,023	$1,030,154,768	$1,675,095,951	$1,515,505,561	$974,757,085

Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts	$—	$—	$(208,221)	$—	$—
Options Written	—	—	(1,080,457)	—	—

Total Value of Other Financials Instruments	$—	$—	$(1,288,678)	$—	$—

During the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

#	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.
*	Security has zero value.

77

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/09 (fair value)		Net change in unrealized appreciation/ (depreciation)	Payment- in-kind interest	Return of capital	Transfer in/(out) Level 3	Balance as of 10/31/10 (fair value)		Net change in unrealized appreciation (depreciation) attributable to assets still held at period end

Third Avenue Value Fund
Common Stocks:
Auto Supply	$—	*	$(3,468,734)	$—	$—	$3,468,734	$—	*	$(3,468,734)
Consumer Products	26,318		—	—	—	—	26,318		—
Financial Insurance	38,067		516,933	—	—	—	555,000		516,933
Insurance & Reinsurance	485,375		(28,108)	—	(265,600)	—	191,667		(28,108)
Manufactured Housing	35,000,000		—	—	—	—	35,000,000		—
U.S. Real Estate
Operating Companies	7,077,981		3,358,721	—	—	—	10,436,702		3,358,721
Corporate Debt Instruments#	14,647,545		(8,519,168)	974,509	—	—	7,102,886		(8,519,168)
Limited Partnerships:
Insurance & Reinsurance	234,146		133,809	—	—	—	367,955		133,809
Preferred Stocks:
Insurance & Reinsurance	271,577		(55,205)	—	—	—	216,372		(55,205)

Total	$57,781,009		$(8,061,752)	$974,509	$(265,600)	$3,468,734	$53,896,900		$(8,061,752)

Third Avenue Small-Cap Value Fund
Common Stocks:
Forest Products & Paper	$5,167,444		$(719,513)	$—	$—	$—	$4,447,931		$(719,513)
Limited Partnerships:
Holding Companies	6,412,500		731,500	—	—	—	7,144,000		731,500

Total	$11,579,944		$11,987	$—	$—	$—	$11,591,931		$11,987

*	Security has zero value.

78

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	Balance as of 10/31/09 (fair value)	Net change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Bond discount	Transfer in/(out) Level 3	Balance as of 10/31/10 (fair value)	Net change in unrealized appreciation (depreciation) attributable to assets still held at period end

Third Avenue Real Estate Value Fund
Common Stocks:
U.S. Real Estate Operating Companies	$59,252,009	$2,297,872	$—	$—	$(54,409,601)	$7,140,280	$2,297,872
Limited Partnerships:
Investment Fund	—	4,701,009	34,034,521	—	—	38,735,530	4,701,009

Total	$59,252,009	$6,998,881	$34,034,521	$—	$(54,409,601)	$45,875,810	$6,998,881

Third Avenue International Value Fund
Common Stocks:
Forest Products & Paper	$17,345,597	$(2,415,192)	$—	$—	$—	$14,930,405	$(2,415,192)
Third Avenue Focused Credit Fund
Private Equities:
Financials	$—	$1,155,000	$—	$—	$13,145,000	$14,300,000	$1,155,000
Corporate Debt Instruments#	—	258,730	14,413,915	3,770	—	14,676,415	258,730

Total	$—	$1,413,730	$14,413,915	$3,770	$13,145,000	$28,976,415	$1,413,730

#	Please refer to the Portfolios of Investments for industry specifics of the Portfolio holdings.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

Security transactions and investment income:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are reported on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

79

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized appreciation/depreciation on investments transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

Forward Foreign Currency Contracts:
The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency contracts to hedge or manage these exposures. The Funds also buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation (depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Option contracts:
The Funds purchase and sell (“write”) put and call options on various instruments including securities and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

80

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

The following tables present the value of derivatives held as of October 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Fair Values of Derivative Instruments as of October 31, 2010 for the Third Avenue Small-Cap Value Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value

Foreign Currency Put Options	Assets, Investments at value	$2,994,050

Fair Values of Derivative Instruments as of October 31, 2010 for the Third Avenue Real Estate Value Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Liabilities, Written options at value	$(1,080,457)
Forward Foreign Currency Contracts	Liabilities, Unrealized depreciation of forward foreign currency contracts	(208,221)

Total		$(1,288,678)

81

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Fair Values of Derivative Instruments as of October 31, 2010 for the Third Avenue International Value Fund:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value

Foreign Currency Put Options	Assets, Investments at value	$31,875

The following tables present the effect of derivatives on the Statement of Operations during the year ended October 31, 2010, by primary risk exposure:

Effect of Derivative Instruments on the Statement of Operations during the period ended October 31, 2010 for the Third Avenue Small-Cap Value Fund:

Derivative Contracts	Realized Gain/Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Contracts – Written Options	$196,879	$—
Foreign Currency Put Options	(1,905,000)	(1,775,425)

Total	$(1,708,121)	$(1,775,425)

Effect of Derivative Instruments on the Statement of Operations during the period ended October 31, 2010 for the Third Avenue Real Estate Value Fund:

Derivative Contracts	Realized Gain/Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Contracts – Purchased Options	$1,174,027	$—
Equity Contracts – Written Options	3,498,443	474,703
Foreign Currency Put Options	(1,746,000)	—
Forward Foreign Currency Contracts	—	(208,221)

Total	$2,926,470	$266,482

Effect of Derivative Instruments on the Statement of Operations during the period ended October 31, 2010 for the Third Avenue International Value Fund:

Derivative Contracts	Realized Gain/Loss on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Put Options	$(3,262,500)	$(2,144,300)

82

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Derivatives Volume
Derivative cost, premium and values are as of October 31, 2010, which are disclosed in the accompanying Portfolios of Investments, are indicative of the volume of the Funds’ derivatives activities for the year ended October 31, 2010 (the “reporting period”), except as noted below.

The Small-Cap Value Fund increased its activity in purchased options during the reporting period, with an average cost balance of $5,227,212 and an ending cost balance of $6,477,500. This Fund also held written options during the reporting period with an average premium balance of $13,382. The Fund no longer held positions in written options as of October 31, 2010.

The Real Estate Value Fund maintained a relative stable balance in premium for written options during the reporting period, with an average premium balance of $1,567,598 and an ending premium balance of $1,555,160. The Fund started investing in forward foreign currency contracts in October 2010 with an average unrealized depreciation of $16,017 and an ending unrealized depreciation balance of $208,221. The Fund also held purchased options with an average cost balance of $1,332,423 during the reporting period. As of October 31, 2010, the Fund no longer held positions in purchased options.

The International Value Fund maintained a relative stable balance in cost in purchased options during the fiscal year, with an average cost balance of $8,837,163 and an ending cost balance of $8,853,125.

The average costs, premiums and values are calculated based on the gross total of month-end amounts divided by total number of months (13).

Floating rate obligations:
The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be a formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. These obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

Repurchase agreements:
The Funds may invest excess cash in repurchase agreements whereby the Funds purchase securities, which serve as collateral, with an agreement to resell such collateral at the maturity date of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

83

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Offering costs:
Offering costs for Third Avenue Focused Credit Fund were amortized on a straight line basis over one year from commencement of operations.

Distributions to shareholders:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

Income taxes:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no U.S. federal income tax provision is required.

Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Funds’ U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to possible examination by the Internal Revenue Service as well as by state and local taxing authorities.

Expense allocation:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are generally allocated using the ratio of each Fund’s average net assets relative to the total average net assets of the Trust. Certain expenses are shared with Third Avenue Variable Series Trust, an affiliated fund group. Such costs are allocated using the ratio of the Funds’ average net assets relative to the total average net assets of the Funds and Third Avenue Variable Series Trust.

Share class accounting:
Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Trustees’ and officers’ fees:
The Trust does not pay any fees to its officers for their services as such, except for the Chief Compliance Officer, to whom the Trust paid $180,109 for the year ended October 31, 2010. The Trust does pay, together with Third Avenue Variable Series Trust, Trustees who are not affiliated with the Adviser a fee of $4,000 for each meeting of the Board that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. If a special meeting is required, Trustees will each receive $2,500. The Trust, together with Third Avenue Variable Series Trust, also pays non-interested Trustees an annual retainer of $59,000 (the lead independent trustee receives an additional retainer of $8,000). The Trustees on the Audit Committee each receive $1,500 for each audit committee meeting and the audit committee chairman receives an annual retainer of $4,000.

84

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

2. SECURITIES TRANSACTIONS

Purchases and sales/conversions:
The aggregate cost of purchases and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act as ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2010 were as follows:

	Purchases	Sales

Third Avenue Value Fund:
Affiliated	$8,148,994	$60,587,358
Unaffiliated	88,008,725	1,067,430,130
Third Avenue Small-Cap Value Fund:
Affiliated	—	14,387,295
Unaffiliated	95,930,436	363,516,314
Third Avenue Real Estate Value Fund:
Affiliated	46,773,205	28,113,390
Unaffiliated	395,503,619	297,135,791
Third Avenue International Value Fund:
Affiliated	28,902,320	—
Unaffiliated	317,964,972	159,786,443
Third Avenue Focused Credit Fund:
Affiliated	9,710,246	—
Unaffiliated	1,532,277,981	805,098,553

Written options transactions during the period are summarized as follows:

          Third Avenue Small-Cap Value Fund

	Call Options Written
	Number of Contracts	Premiums Received

Options outstanding at
October 31, 2009	—	$—

Options written	500	122,528
Options terminated in
closing purchase transactions	(250)	(89,120)
Options expired	(250)	(33,408)

Options outstanding at
October 31, 2010	—	$—

85

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	Put Options Written
	Number of Contracts	Premiums Received

Options outstanding at
October 31, 2009	—	$—

Options written	1,000	86,980
Options expired	(1,000)	(86,980)

Options outstanding at
October 31, 2010	—	$—

          Third Avenue Real Estate Value Fund

	Call Options Written
	Number of Contracts	Premiums Received

Options outstanding at
October 31, 2009	—	$—

Options written	7,300	1,712,249
Options expired	(4,300)	(953,334)

Options outstanding at
October 31, 2010	3,000	$758,915

	Put Options Written
	Number of Contracts	Premiums Received

Options outstanding at
October 31, 2009	—	$—

Options written	61,566	5,899,579
Options exercised	(13,000)	(2,558,224)
Options expired	(32,897)	(2,545,110)

Options outstanding at
October 31, 2010	15,669	$796,245

86

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

Each Fund has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreements provide the annual advisory fees based on the total average daily net assets for the Funds which are indicated as below:

Fund	Annual Management Fee

Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Value Fund	1.25%
Third Avenue Focused Credit Fund	0.75%

Additionally, the Adviser pays certain expenses on behalf of the Funds which are partially reimbursed by the Funds, including service fees due to third parties, the compensation expense for the Funds’ Chief Compliance Officer and other miscellaneous expenses. At October 31, 2010, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund had amounts payable to the Adviser of $491,036, $147,185, $193,287, $131,961 and $67,053, respectively, for reimbursement of expenses paid by the Adviser.

Under current arrangements, whenever, in any fiscal year, each Fund’s normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds the expense limitation based on each Fund’s average daily net assets, the Adviser has agreed to reimburse each Fund in an amount equal to that excess. Below are the expense limitations and corresponding contingent liabilities to the Adviser in effect for each Fund:

87

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

			Expenses Deferred through Fiscal Periods ending

			October 31, 2009	October 31, 2010

			Subject to Repayment until October 31,

Class	Expense Limitation	Expiration Date	2012	2013

Third Avenue Value Fund
Investor Class	1.40%	3/1/2011	$—	$4,633
Institutional Class	1.15%	3/1/2011	—	2,436,855
Third Avenue Small-Cap Value Fund
Investor Class	1.40%	3/1/2011	—	283
Institutional Class	1.15%	3/1/2011	—	139,733
Third Avenue Real Estate Value Fund
Investor Class	1.40%	3/1/2011	—	5,086
Institutional Class	1.15%	3/1/2011	—	487,212
Third Avenue International Value Fund
Investor Class	1.65%	7/31/2011	—	3,396
Institutional Class	1.40%	7/31/2011	427,922	1,521,647
Third Avenue Focused Credit Fund
Investor Class	1.40%	3/1/2011	—	—
Institutional Class	0.95%	3/1/2011	—	—

The waived and reimbursed expenses may be paid to the Adviser during the following three-year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. These expense limitations can be terminated at any time. The Adviser recovered previously waived fees and certain other reimbursed expenses of $52,039 for Third Avenue Focused Credit Fund for the year ended October 31, 2010.

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”).

The Trust has entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a Sub-Administration Agreement with BNYMIS pursuant to which they provide certain of these administrative services on behalf of the Adviser. Prior to July 1, 2010, the Adviser earned a fee from the Trust equal to $174,590 plus 50% of the difference between (i) $191,022 plus .01% of the Fund’s average daily net assets in excess of $1 billion and (ii) $174,590. Effective July 1, 2010, each Fund pays a fee calculated at an annual rate of 0.0055% of the average daily net assets of

88

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

each respective Fund for such services. The Adviser pays BNYMIS an annual sub-administration fee for sub-administration services provided to the Trust equal to $180,775.

Both the Trust and the Adviser have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse a portion of the intermediary fees paid by the Adviser pursuant to provisions adopted by the Board. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as shareholder servicing fees in the Statements of Operations. For the year ended October 31, 2010, such fees amounted to $9,856,725 for Third Avenue Value Fund, $1,719,513 for Third Avenue Small-Cap Value Fund, $2,614,402 for Third Avenue Real Estate Value Fund, $1,803,550 for Third Avenue International Value Fund and $223,901 for Third Avenue Focused Credit Fund.

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. The following amounts are the reduction of expense due to this arrangement for the year ended October 31, 2010. These amounts are reflected as “Expenses reduced by custodian fee expense offset arrangement” on the Statements of Operations.

Fund	Custody Credit

Third Avenue Value Fund	$19,133
Third Avenue Small-Cap Value Fund	6,497
Third Avenue Real Estate Value Fund	35,558
Third Avenue International Value Fund	7,717
Third Avenue Focused Credit Fund	8,442

4. RELATED PARTY TRANSACTIONS

Brokerage commissions:
M.J. Whitman LLC, a registered broker-dealer, operates under common control with the Adviser. For the year ended October 31, 2010, the Funds incurred brokerage commissions, paid to M.J. Whitman LLC, as follows:

Fund	M.J. Whitman LLC

Third Avenue Value Fund	$642,691
Third Avenue Small-Cap Value Fund	211,658
Third Avenue Real Estate Value Fund	167,274
Third Avenue International Value Fund	124,155
Third Avenue Focused Credit Fund	—

89

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Investment in affiliates:
A summary of the Funds’ transactions in securities of affiliated issuers for the year ended October 31, 2010 is set forth below:

Third Avenue Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2009	Shares Purchased	Shares Sold		Shares Held at Oct. 31, 2010	Value at Oct. 31, 2010	Dividend Income Nov. 1, 2009 - Oct. 31, 2010

Ambac Financial Group, Inc. *	25,707,362	—	25,707,362		—	$—	$—
Carver Bancorp, Inc.	218,500	—	—		218,500	502,550	54,625
Covanta Holding Corp.	8,816,889	—	—		8,816,889	139,130,508	13,225,334
FedFirst Financial Corp.	490,036	—	258,004	[2]	232,032	2,784,384	—
Fleetwood Homes, Inc.	500	—	—		500	35,000,000	—
FNC Realty Corp.	18,975,821	—	—		18,975,821	10,436,702	—
Forest City Enterprises, Inc., Class A	13,764,203	—	5,000,000		8,764,203	127,869,722	—
Gouverneur Bancorp, Inc.	205,511	—	—		205,511	1,524,892	69,874
Henderson Land Development Co., Ltd. *	119,598,738	610,316	22,421,000		97,788,054	694,498,613	—
Home Federal Bancorp, Inc.	274,157	—	—		274,157	2,418,065	65,798
Home Products International, Inc.	526,368	—	—		526,368	26,318	—
ISE Corp. *	217,210	—	217,210	[1]	—	—	—
ISE Corp. Series B *	759,866	—	759,866	[1]	—	—	—
Manifold Capital Holdings, Inc.	37	—	—		37	555,000	—
RS Holdings Corp., Convertible, Class A	1,022,245	—	—		1,022,245	216,372	—
SFSB, Inc.	242,800	—	—		242,800	801,240	—
Sycamore Networks, Inc.	15,017,952	1,035,813	14,181,904	[2]	1,871,861	57,073,042	630,306
Tejon Ranch Co.	3,420,106	—	—		3,420,106	76,131,560	—
Toyota Industries Corp.*	18,576,400	—	4,107,400		14,469,000	408,159,935	—

Total Affiliates						$1,557,128,903	$14,045,937

*	As of October 31, 2010, no longer an affiliate.
[1]	Share reduction due to conversion of securities.
[2]	Share reduction due to reverse stock split.

Third Avenue Small-Cap Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2009	Shares Purchased	Shares Sold	Shares Held at Oct. 31, 2010	Value at Oct. 31, 2010	Dividend Income Nov. 1, 2009 - Oct. 31, 2010

Bel Fuse, Inc., Class B	741,242	—	—	741,242	$ 16,907,730	$207,548
Bronco Drilling Co., Inc.	1,663,262	—	—	1,663,262	7,018,966	—
Catalyst Paper Corp.	21,530,352	—	—	21,530,352	4,447,931	—
Cross Country Healthcare, Inc.	3,221,822	—	—	3,221,822	23,519,301	—
Electro Scientific Industries, Inc.	1,774,506	—	232,678	1,541,828	17,916,041	—
K-Swiss, Inc., Class A *	1,379,185	—	267,101	1,112,084	13,522,941	—
National Western Life Insurance Co., Class A	221,383	—	31,346	190,037	30,407,820	68,413
Parco Co., Ltd.	5,274,600	—	769,000	4,505,600	34,714,453	830,790
PYI Corp., Ltd.	475,780,230	—	—	475,780,230	17,800,518	—

Total Affiliates					$166,255,701	$1,106,751

*	As of October 31, 2010, no longer an affiliate.

90

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Third Avenue Real Estate Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2009	Shares Purchased	Shares Sold		Shares Held at Oct. 31, 2010	Value at Oct. 31, 2010	Dividend Income Nov. 1, 2009 - Oct. 31, 2010

Alliance Bernstein Legacy Securities (C1) L.P.	—	34,000,000	—		34,000,000	$38,735,530	$—
Consolidated-Tomoka Land Co.	500,500	—	—		500,500	13,148,135	40,040
FNC Realty Corp.	12,982,327	—	—		12,982,327	7,140,280	—
Forest City Enterprises, Inc., Class A	10,090,773	—	1,800,000		8,290,773	120,962,378	176,767
Newhall Holding Co. LLC, Class A Units	29,410,595	—	517,454	[3]	28,893,141	48,878,526	—
Thomas Properties Group, Inc.	2,411,373	5,009,100	62,544		7,357,929	27,518,654	—

Total Affiliates						$256,383,503	$216,807

[3] Corporate action to properly state shares held.

Third Avenue International Value Fund

Name of Issuer:	Shares Held at Oct. 31, 2009	Shares Purchased	Shares Sold		Shares Held at Oct. 31, 2010	Value at Oct. 31, 2010	Dividend Income Nov. 1, 2009 - Oct. 31, 2010

Boardroom, Ltd.	22,522,784	—	—		22,522,784	$9,744,850	$159,651
Catalyst Paper Corp.	60,271,095	—	—		60,271,095	12,451,338	—
Catalyst Paper Corp. †	12,000,000	—	—		12,000,000	2,479,067	—
Dundee Precious Metals, Inc. *	5,745,000	—	—		5,745,000	34,079,076	—
GuocoLeisure, Ltd. *	95,915,023	—	95,915,023		—	—	—
Netia S.A.	49,496,693	—	—		49,496,693	96,379,843	—
Rubicon, Ltd.	44,971,082	6,424,441	—		51,395,523	35,263,332	—
Tenon, Ltd.	10,482,120	—	—		10,482,120	8,390,618	—
WBL Corp., Ltd.	29,560,669	7,489,471	—		37,050,140	122,517,654	2,835,359

Total Affiliates						$321,305,778	$2,995,010

*	As of October 31, 2010, no longer an affiliate.
†

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Third Avenue Focused Credit Fund

Name of Issuer:	Shares Held at Oct. 31, 2009	Shares Purchased		Shares Sold	Shares Held at Oct. 31, 2010	Value at Oct. 31, 2010	Dividend Income Nov. 1, 2009 - Oct. 31, 2010

Aveos Fleet Performance, Inc.	—	623,251	‡	—	623,251	$10,283,637	—

‡	Increase due to conversion of security.

Certain employees of the Adviser serve as members of the board of directors of companies in which the Funds have investments. As a result of such service, for the year ended October 31, 2010, the Funds received the following board member fees from these companies that board members from the Adviser agreed to have paid directly to the benefit of the Funds. These fees are included in “Other Income” on the accompanying Statement of Operations.

Fund	Fees

Third Avenue Value Fund	$69,712
Third Avenue Small-Cap Value Fund	1,539
Third Avenue Real Estate Value Fund	3,748

91

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

5. CLASS SPECIFIC EXPENSES:

The Board of Trustees of the Third Avenue Trust has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. The Plan provides that, as compensation for distribution and related services provided to Third Avenue Value Fund Investor Class (“TVFVX”), Third Avenue Small-Cap Value Fund Investor Class (“TVSVX”), Third Avenue Real Estate Value Fund Investor Class (“TVRVX”), Third Avenue International Value Fund Investor Class (“TVIVX”), and Third Avenue Focused Credit Fund Investor Class (“TFCVX”), each Fund’s Investor Class accrues a fee calculated at the annual rate of 0.25% of average daily net assets of the class. Such fees may be paid to institutions that provide such services. The amount of fees paid during any period may be more or less than the cost of distribution and other services provided. FINRA rules impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

For the period ended October 31, 2010, the payments by each Fund’s Investor Class pursuant to the Plan were as follows:

Fund	Distribution Fees

Third Avenue Value Fund	$ 20,599
Third Avenue Small-Cap Value Fund	4,803
Third Avenue Real Estate Value Fund	33,156
Third Avenue International Value Fund	7,149
Third Avenue Focused Credit Fund	500,172

Additionally, the Investor Class and Institutional Class of the Third Avenue Focused Credit Fund incurred Shareholder Servicing Fees of $100,980 and $122,921, respectively, for the year ended October 31, 2010.

6. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of each class of beneficial interest with $0.001 par value.

Transactions in capital stock of each class were as follows:

Third Avenue Value Fund:

	For the Period Ended October 31, 2010

	Investor Class *

	Shares	Amount

Shares sold	453,117	$20,799,904
Shares redeemed‡	(82,743)	(3,705,023)

Net increase	370,374	$17,094,881

92

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	For the Year Ended October 31, 2010		For the Year Ended October 31, 2009

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	9,646,420	$443,500,202	27,179,426	$978,356,613
Shares issued upon reinvestment of distributions	2,873,502	130,284,578	744,661	23,455,860
Shares redeemed‡	(39,521,413)	(1,798,468,583)	(53,200,511)	(1,796,882,760)

Net decrease	(27,001,491)	$(1,224,683,803)	(25,276,424)	$(795,070,287)

Third Avenue Small-Cap Value Fund:

	For the Period Ended October 31, 2010

	Investor Class *

	Shares	Amount

Shares sold	269,445	$4,979,685
Shares redeemed‡	(36,586)	(654,724)

Net increase	232,859	$4,324,961

	For the Year Ended October 31, 2010		For the Year Ended October 31, 2009

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	5,364,238	$97,704,734	15,438,535	$220,457,389
Shares issued upon reinvestment of distributions	502,585	9,086,737	3,666,433	50,120,136
Shares redeemed‡	(22,610,833)	(411,169,670)	(31,585,916)	(458,992,370)

Net decrease	(16,744,010)	$(304,378,199)	(12,480,948)	$(188,414,845)

Third Avenue Real Estate Value Fund:

	For the Period Ended October 31, 2010

	Investor Class *

	Shares	Amount

Shares sold	1,348,093	$28,175,728
Shares redeemed‡	(99,602)	(2,097,339)

Net increase	1,248,491	$26,078,389

93

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	For the Year Ended October 31, 2010		For the Year Ended October 31, 2009

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	19,117,775	$395,528,332	19,257,070	$311,740,920
Shares issued upon reinvestment of distributions	875,443	17,701,460	2,063,000	29,624,647
Shares redeemed‡	(17,492,305)	(362,863,125)	(29,202,034)	(432,296,017)

Net increase / (decrease)	2,500,913	$50,366,667	(7,881,964)	$(90,930,450)

Third Avenue International Value Fund:

	For the Period Ended October 31, 2010

	Investor Class *

	Shares	Amount

Shares sold	468,297	$6,978,067
Shares redeemed‡	(44,004)	(667,752)

Net increase	424,293	$6,310,315

	For the Year Ended October 31, 2010		For the Year Ended October 31, 2009

	Institutional Class		Institutional Class

	Shares	Amount	Shares	Amount

Shares sold	28,858,403	$439,724,959	25,210,624	$320,223,573
Shares issued upon reinvestment of distributions	1,001,423	15,301,778	1,248,042	13,828,304
Shares redeemed‡	(24,731,451)	(373,219,635)	(31,571,459)	(369,247,760)

Net increase / (decrease)	5,128,375	$81,807,102	(5,112,793)	$(35,195,883)

Third Avenue Focused Credit Fund:

	For the Year Ended October 31, 2010		For the Period Ended October 31, 2009

	Investor Class		Investor Class#

	Shares	Amount	Shares	Amount

Shares sold	20,761,893	$221,790,772	9,481,554	$95,886,997
Shares issued upon reinvestment of distributions	927,004	9,962,593	—	—
Shares redeemed‡	(8,639,373)	(93,986,247)	(614,862)	(6,239,512)

Net increase	13,049,524	$137,767,118	8,866,692	$89,647,485

94

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

	For the Year Ended October 31, 2010		For the Period Ended October 31, 2009

	Institutional Class		Institutional Class#

	Shares	Amount	Shares	Amount

Shares sold	49,402,936	$531,080,618	18,750,209	$189,524,309
Shares issued upon reinvestment of distributions	2,602,297	27,975,529	—	—
Shares redeemed‡	(3,821,475)	(40,944,995)	(39,934)	(401,257)

Net increase	48,183,758	$518,111,152	18,710,275	$189,123,052

*	From the commencement of offering Investor Class shares on December 31, 2009.
‡	Redemption fees are netted with redemption amounts.
#	From the commencement of the Fund on August 31, 2009.

Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund charge a redemption fee of 1%, 1%, 1%, and 2%, respectively, for shares redeemed or exchanged for shares of another Fund within 60 days or less of the purchase date. Prior to October 1, 2010, Third Avenue Focused Credit Fund charged a redemption fee of 2% for both of its Investor Class and Institutional Class for shares redeemed or exchanged for shares of another Fund held less than one year. Effective October 1, 2010, the holding period for Third Avenue Focused Credit Fund Investor Class and Institutional Class shares decreased from one year to 60 days.

7. COMMITMENTS AND CONTINGENCIES

At October 31, 2010, the Funds had the following commitments and contingencies:

Fund	Issuer	Type	Amount of Commitment	Funded Commitment	Value of Segregated Securities

Third Avenue Small-Cap Value Fund	Swift Transportation Co. Inc.	Revolving Credit	$5,000,000	$—	$5,000,000
Third Avenue Real Estate Value Fund	Alliance Bernstein Legacy
	Securities (C1) L.P.	Limited Partnership	40,000,000	34,000,000	6,000,000
Third Avenue Focused Credit Fund:
	American Capital Ltd.	Revolving Credit	10,000,000	—	10,000,000
	Aveos Fleet Performance, Inc.	Revolving Credit	2,574,468	800,946	1,773,522
	Bresnan Communications	Bridge Loan	20,000,000	—	20,000,000
	Swift Transportation Co. Inc.	Revolving Credit	1,000,000	—	1,000,000

95

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

Third Avenue Focused Credit Fund may enter into senior unsecured bridge financing commitments. Bridge financing commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is classified in the Statement of Operations as interest income. During the year ended October 31, 2010, the Fund earned $1,450,000 in commitment fee income.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities:
Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign taxes on income from and transactions in such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

High yield debt:
The Funds may invest in high yield, lower grade debt (sometimes referred to as “junk bonds”). The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

Loans and other direct debt instruments:
The Funds may invest in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Fund concentration:
The Funds hold relatively concentrated portfolios that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could decrease because of the poor performance of one or a few investments. Additionally, the Funds may encounter some difficulty in liquidating securities of concentrated positions.

96

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

9. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Funds from net investment income and net realized capital gains are determined in accordance with federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. In order to present accumulated undistributed net investment income (loss), accumulated net realized gain (loss) from investments and foreign currency transactions and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. “Book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investments companies, real estate investment trusts (“REITs”) and partnerships, non-deductible expenses and the difference in the treatment of amortization of discount on certain debt instruments. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by these changes. For the year ended October 31, 2010, the adjustments were as follows:

	Increase/(Decrease) to Paid-in-Capital	Increase/(Decrease) to Accumulated Undistributed Net Investment Income/(Loss)	Increase/(Decrease) to Undistributed Net Realized Gain/(Loss) on Investments and Foreign Currency

Third Avenue Value Fund	$—	$34,456,769	$(34,456,769)
Third Avenue Small-Cap Value Fund	—	644,916	(644,916)
Third Avenue Real Estate Value Fund	(359,423)	17,494,737	(17,135,314)
Third Avenue International Value Fund	—	7,761,148	(7,761,148)
Third Avenue Focused Credit Fund	(234,620)	(1,332,702)	1,567,322

The tax character of dividends and distributions paid during the period ended October 31, 2010 were as follows:

	Ordinary Income	Net Capital Gains	Total

Third Avenue Value Fund	$141,917,365	$—	$141,917,365
Third Avenue Small-Cap Value Fund	9,502,988	—	9,502,988
Third Avenue Real Estate Value Fund	18,486,993	—	18,486,993
Third Avenue International Value Fund	16,339,865	—	16,339,865
Third Avenue Focused Credit Fund (a)	42,818,716	—	42,818,716

(a)	Includes distributions paid from short-term capital gain, which is taxed as ordinary income.

97

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

The tax character of dividends and distributions paid during the fiscal year ended October 31, 2009 were as follows:

	Ordinary Income	Net Capital Gains	Total

Third Avenue Value Fund	$25,756,932	$258,681	$26,015,613
Third Avenue Small-Cap Value Fund	9,338,401	42,988,851	52,327,252
Third Avenue Real Estate Value Fund	30,750,203	—	30,750,203
Third Avenue International Value Fund	2,220,051	12,609,922	14,829,973

At October 31, 2010, the tax basis components of distributable earnings were:

	Undistributed Ordinary Income	Accumulated Capital Gains

Third Avenue Value Fund	$93,579,442	$—
Third Avenue Small-Cap Value Fund	9,159,722	—
Third Avenue Real Estate Value Fund	66,761,563	—
Third Avenue International Value Fund	25,576,537	—
Third Avenue Focused Credit Fund	18,221,748	479,582

This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

	Tax Basis of Investments	Appreciation	Depreciation	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)

Third Avenue Value Fund	$4,152,754,911	$1,418,645,375	$(671,708,263)	$746,937,112	$ 191,176	$747,128,288
Third Avenue Small-Cap Value Fund	1,045,701,399	196,886,586	(212,433,217)	(15,546,631)	580,340	(14,966,291)
Third Avenue Real Estate Value Fund	1,544,648,767	368,303,227	(237,856,043)	130,447,184	479,730	130,926,914
Third Avenue International Value Fund	1,498,959,405	246,422,794	(229,876,638)	16,546,156	67,913	16,614,069
Third Avenue Focused Credit Fund	919,210,675	60,445,705	(4,899,295)	55,546,410	6,842	55,553,252

The difference between book and tax basis total unrealized appreciation (depreciation) is primarily attributable to deferred losses on wash sales, mark-to-market treatment of investments in certain passive foreign investment companies, investments in REITs and partnerships, differences in the treatment of amortization of discount on certain debt instruments and other timing differences. Other cost basis adjustments are primarily attributable to appreciation on written options and unrealized appreciation (depreciation) on foreign currencies.

98

Third Avenue Trust
Notes to Financial Statements (continued)
October 31, 2010

For the year-ended October 31, 2010, certain Funds generated net capital gains which were offset by prior year capital loss carryforwards as follows:

Third Avenue Value Fund	$91,421,730
Third Avenue Small-Cap Value Fund	34,013,379
Third Avenue Real Estate Value Fund	38,549,585

As of October 31, 2010, certain Funds have capital loss carryforwards which should be available to offset certain gains generated in future years prior to their expiration date as follows:

Expiration Date	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund

10/31/2017	$636,089,434	$48,364,146	$103,281,806	$148,574,861
10/31/2018	—	—	—	64,559,985

	$636,089,434	$48,364,146	$103,281,806	$213,134,846

Therefore, no distributions of capital gains are expected to be paid to shareholders of the above Funds until either capital gains in excess of such carryforwards are recognized or such carryforwards expire. It is uncertain whether the Funds will be able to realize the full benefit of such carryforwards prior to their expiration date.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

99

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Third Avenue Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (collectively constituting Third Avenue Trust, hereafter referred to as the “Trust”) at October 31, 2010, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 27, 2010

100

Annual Renewal of Investment Advisory Agreements (Unaudited)

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 9, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) (the “Independent Trustees”)), approved the renewal of each Fund’s Investment Advisory Agreement (collectively, the “Agreements”). Prior to voting on the Agreements, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreements. The Independent Trustees also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. This committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its June 9, 2010 meeting, the Board engaged in a detailed discussion of the materials with the Adviser. In considering the Agreements, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their multi-year service on the Trust’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed each Fund since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Funds. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A. Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Lipper Inc., and reviewed:

1.	the financial condition of the Adviser to determine that the Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Funds;

2.

the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of each Fund’s advisory fees and expense ratio and in analyzing the Fund’s performance;

3.

each Fund’s advisory fee and total expenses versus those of the comparison universe and competitive fund group, focusing on the total expense ratio of each Fund and the funds in its comparison universe and competitive fund group;

4.	performance/expense analyses of each Fund and funds in its competitive fund group;

5.	a comparison of fees paid to the Adviser versus fees paid by similar funds advised and sub-advised by the Adviser, as well as any similar separate advisory accounts;

101

Annual Renewal of Investment Advisory Agreements (continued) (Unaudited)

6.

information presented in respect of economies of scale, noting the generally competitive expense ratios, the Adviser’s agreement to limit certain Funds’ total expenses, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds, the trend of expense ratios of each Fund since inception and the decline in each Fund’s assets since 2008;

7.

the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

8.

fallout benefits, including (i) fees for providing administrative services and (ii) brokerage commissions paid to the Adviser’s affiliated broker-dealer from transactions executed for the Funds, including the quarterly brokerage analysis performed by third party service providers and provided to the Trustees analyzing, among other things, the affiliated broker-dealer’s per share commission and execution costs; and (iii) research services received by the Adviser in connection with executing Fund portfolio transactions.

B. Description of Personnel And Service Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1.

the nature, extent and quality of services rendered to the Funds, including the Adviser’s investment, senior management and operational personnel, and the oversight of day-to-day operations of the Funds provided by the Adviser;

2.	the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy; and

3.	the value added through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments.

C. Investment Performance of the Funds and Adviser

1.

The Trustees reviewed total return information for each Fund versus the comparison universe and competitive funds group for various periods and since inception. The Trustees also reviewed information pertaining to each Fund’s risk adjusted performance and risk measures.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate. The Trustees considered, evaluated and were satisfied with each Fund’s overall performance in light of market conditions, the Adviser’s investing style and circumstances particular to that Fund. They also considered the advisory fee and expense ratio of each Fund and evaluated the comparisons to those of funds in the comparable universe and competitive group and the performance/expense analysis, as discussed in the Adviser’s presentation.

The Trustees discussed the Adviser’s profitability, and it was noted that the profitability percentage for each Fund was within the range of profitability in relevant court cases upholding board approval of particular advisory agreements.

102

Annual Renewal of Investment Advisory Agreements (continued)
(Unaudited)

The Trustees concluded that each Fund’s fee paid to the Adviser was reasonable in light of comparative performance and advisory fee and expense information, costs of the services provided and profits and other benefits derived by the Adviser and its affiliates from their relationship with the Fund, including administration fees paid to the Adviser and brokerage fees paid to the Adviser’s affiliates. The Trustees also considered the advisory fees charged for similar funds advised and sub-advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Funds as compared to advisory services provided to other advised and sub-advised funds and any separate accounts. The Trustees recognized that any differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether economies of scale are shared with the Funds and considered each Fund’s fee structure, the extensive resources that the Adviser dedicates to its investment advisory process to the benefit of the Funds, for relatively small Funds, and the size of the Fund. The Trustees concluded that operational economies of scale had benefited the Funds and that there were no other material economies of scale in which the Funds should share, especially as asset levels in the Funds have declined.

103

Management of the Trust

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes five portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Interested Trustees

Name, Date of Birth & Address	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Martin J. Whitman** DOB: September 1924 622 Third Avenue New York, NY 10017	Trustee since 11/90	Chairman and Trustee

Chairman (3/90 to Present) of Third Avenue Trust; Chairman (7/99 to Present) of Third Avenue Variable Series Trust; Co-Chief Investment Officer (2/03 to Present) of Third Avenue Management LLC; CEO, President and Director (10/74 to Present) of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co. Inc.) (private investment company); Distinguished Management Fellow (1972 to 2007) of the Yale School of Management at Yale University; Chartered Financial Analyst.

Director (3/91 to Present) of Nabors Industries, Inc., (international oil drilling services).

David M. Barse** DOB: June 1962 622 Third Avenue New York, NY 10017	Trustee since 9/01	President, CEO and Trustee

President (5/98 to Present), Trustee (9/01 to Present), CEO (9/03 to Present) of Third Avenue Trust; President (7/99 to Present), Trustee (9/01 to Present) and CEO (9/03 to Present) of Third Avenue Variable Series Trust; CEO (4/03 to Present), President (2/98 to Present), Third Avenue Management LLC; CEO (7/99 to Present), President (6/95 to Present), Director (1/95 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC (registered broker-dealer); President of other funds advised by Third Avenue Management LLC (6/99 to Present).

Director (7/96 to Present) of Covanta Holding Corp. (utilities/waste management); Trustee (3/01 to Present) of Manifold Capital Holdings, Inc. (credit enhancement) and Trustee of Brooklyn Law School.

104

Independent Trustees

Correspondence intended for any Independent Trustee may be sent to: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

Jack W. Aber DOB: September 1937	Trustee since 8/02	Trustee	Professor of Finance (1972 to Present) of Boston University School of Management; Trustee of Third Avenue Variable Series Trust (8/02 to Present).	Trustee, The Managers Funds (1999 to Present) (34 portfolios); Trustee of Appleton Growth Fund (2001 to Present) and Trustee of Aston Funds (2010 to Present) (26 portfolios).

William E. Chapman, II DOB: September 1941	Trustee since 8/02	Trustee

President and Owner (1998 to Present) of Longboat Retirement Planning Solutions (consulting firm); part-time employee delivering retirement and investment education seminars (1/00 to 11/09) for Hewitt Associates, LLC (consulting firm); Trustee (5/02 to Present) of Bowdoin College; Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (34 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios) and Trustee of Aston Funds (2010 to Present) (26 portfolios).

Lucinda Franks DOB: July 1946	Trustee since 2/98	Trustee	Journalist and Author (1969 to Present); Trustee of Third Avenue Variable Series Trust (7/99 to Present).	N/A

Edward J. Kaier DOB: September 1945	Trustee since 8/02	Trustee

Partner (7/07 to Present) at Teeters Harvey Gilboy & Kaier LLP (law firm); Partner (1977 to 7/07) at Hepburn Willcox Hamilton & Putnam (law firm); Trustee of Third Avenue Variable Series Trust (8/02 to Present).

Trustee, The Managers Funds (1999 to Present) (34 portfolios) and Trustee of Aston Funds (2010 to Present) (26 portfolios).

105

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Trustee

Marvin Moser, M.D. DOB: January 1924	Trustee since 11/94	Trustee

Clinical Professor of Medicine (1984 to Present) at Yale University School of Medicine; President of Hypertension Education Foundation (1977 to Present); Trustee of Third Avenue Variable Series Trust (7/99 to Present).

Director of Nutrition 21 Co. (1998 to 2008) and Director of Comprehensive Neuroscience (research and pharmaceutical site management company) (2002 to Present).

Eric Rakowski DOB: June 1958	Trustee since 8/02	Trustee	Professor (1990 to Present) at University of California at Berkeley School of Law; Trustee of Third Avenue Variable Series Trust (8/02 to Present).	Trustee of The Managers Funds (1999 to Present) (34 portfolios); Director of Harding, Loevner Funds, Inc. (2008 to Present) (6 portfolios) and Trustee of Aston Funds (2010 to Present) (26 portfolios).

Martin Shubik DOB: March 1926	Trustee since 11/90	Trustee

Seymour H. Knox Professor (1975 to Present) of Mathematical Institutional Economics, Yale University; Director, Perini Corp. (2004-2006); Trustee of Third Avenue Variable Series Trust (7/99 to Present).

N/A

Charles C. Walden DOB: July 1944	Trustee since 5/96	Trustee

President and Owner (2006 to Present) of Sound Capital Associates, LLC (consulting firm); Executive Vice-President of Investments and Chief Investment Officer (1973 to 1/07) of Knights of Columbus (fraternal benefit society selling life insurance and annuities); Trustee of Third Avenue Variable Series Trust (7/99 to Present); Chartered Financial Analyst.

Director, Special Opportunities Fund, Inc. (2009 to Present).

*	Each trustee serves until his successor is duly elected and qualified.
**	Messrs. Whitman and Barse are “interested trustees” of the Trust, due to their employment with and indirect ownership interests in the Adviser and the Distributor, M.J. Whitman LLC.

106

Principal Trust Officers Who Are Not Trustees

Name, Date of Birth & Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships held by Officer

Vincent J. Dugan DOB: September 1965 622 Third Avenue New York, NY 10017	Treasurer and CFO

Treasurer and Chief Financial Officer (CFO) (9/04 to Present) of Third Avenue Trust; Treasurer and CFO (9/04 to Present) of Third Avenue Variable Series Trust; Chief Operating Officer (COO) and CFO (8/04 to Present) of Third Avenue Management LLC and subsidiaries; COO and CFO (8/04 to Present) of Third Avenue Holdings Delaware LLC; COO and CFO (8/04 to Present) of M.J. Whitman LLC and subsidiaries; COO and CFO (8/04 to Present) of certain other funds advised by Third Avenue Management LLC (8/04 to Present).

N/A

Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Controller

Controller (5/06 to Present) of Third Avenue Trust; Controller (5/06 to Present) of Third Avenue Variable Series Trust; Vice President and Assistant Controller (12/05 to 5/06) of Legg Mason Partners Funds.

N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel and Secretary

General Counsel and Secretary (6/00 to Present) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (5/00 to Present) of M.J. Whitman, Inc. and its successor, M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).

N/A

Joseph J. Reardon DOB: April 1960 622 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer (CCO) (4/05 to Present) of Third Avenue Trust, Third Avenue Variable Series Trust and Third Avenue Management LLC.	N/A

107

Third Avenue Trust
Schedule of Shareholder Expenses
(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2010, and held for the six month period ended October 31, 2010.

Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Period May 1, 2010 to October 31, 2010*	Annualized Expense Ratio

Third Avenue Value Fund
Investor Class
Actual	$1,000.00	$1,063.00	$7.28	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,063.40	$5.93	1.14%
Hypothetical	$1,000.00	$1,019.46	$5.80	1.14%
Third Avenue Small-Cap Value Fund
Investor Class
Actual	$1,000.00	$997.40	$7.05	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$998.50	$5.74	1.14%
Hypothetical	$1,000.00	$1,019.46	$5.80	1.14%
Third Avenue Real Estate Value Fund
Investor Class
Actual	$1,000.00	$1,049.00	$7.23	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,050.40	$5.89	1.14%
Hypothetical	$1,000.00	$1,019.46	$5.80	1.14%
Third Avenue International Value Fund
Investor Class
Actual	$1,000.00	$1,046.90	$8.51	1.65%
Hypothetical	$1,000.00	$1,016.89	$8.39	1.65%
Institutional Class
Actual	$1,000.00	$1,048.10	$7.23	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%

108

Third Avenue Trust
Schedule of Shareholder Expenses (continued)
(Unaudited)

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During the Period May 1, 2010 to October 31, 2010*	Annualized Expense Ratio

Third Avenue Focused Credit Fund
Investor Class
Actual	$1,000.00	$1,061.70	$6.39	1.23%
Hypothetical	$1,000.00	$1,019.00	$6.26	1.23%
Institutional Class
Actual	$1,000.00	$1,063.10	$4.84	0.93%
Hypothetical	$1,000.00	$1,020.52	$4.74	0.93%

*

Expenses (net of fee waivers and/or expense reimbursements/expense offset arrangement/recovery) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

109

Third Avenue Trust
Federal Tax Status of Dividends and Distributions
(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2010. This information is presented to meet regulatory requirements and no current action on your part is required. The information and distributions reported below will differ from the information and distributions taxable to shareholders for the calendar year ending December 31, 2010.

During the fiscal year ended October 31, 2010, Third Avenue Focused Credit Fund paid to you in cash or reinvested into your account of $0.599 and $0.624 per share from net investment income for Investor and Institutional Classes, respectively and $0.006 from short-term capital gain for both classes, which is taxed as ordinary income.

For the fiscal year ended October 31, 2010, the designations below are applicable to the ordinary income distributions paid by each Fund in accordance with Section 854 of the Internal Revenue Code.

	Qualified Dividend Income for Individuals	Dividends Received Deduction % for Corporations

Third Avenue Value Fund	$15,806,382	4.80%
Third Avenue Small-Cap Value Fund	8,583,618	65.75%
Third Avenue Real Estate Value Fund	11,308,447	4.77%
Third Avenue International Value Fund	17,425,315	1.52%

The following Funds intend to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code. Gross foreign source income and foreign tax expenses for the year ended October 31, 2010 are as follows:

	Gross Foreign Source Income	Foreign Tax Pass Through

Third Avenue Value Fund	$78,144,257	$3,766,209
Third Avenue Real Estate Value Fund	15,624,730	876,522
Third Avenue International Value Fund	27,655,499	2,585,113

Information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be issued by the Funds in the early part of 2011.

110

BOARD OF TRUSTEES

Jack W. Aber	Marvin Moser
David M. Barse	Eric Rakowski
William E. Chapman, II	Martin Shubik
Lucinda Franks	Charles C. Walden
Edward J. Kaier	Martin J. Whitman

OFFICERS

Martin J. Whitman — Chairman of the Board
David M. Barse — President, Chief Executive Officer
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

Third Avenue Funds
622 Third Avenue
New York, NY 10017
Phone 212-888-5222
Toll Free 800-443-1021
Fax 212-888-6757
www.thirdave.com

Item 2. Code of Ethics.

At October 31, 2010, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Messrs. Jack Aber, Martin Shubik and Charles Walden, members of the Audit Committee of the Board, are “audit committee financial experts” (“ACFE”) as defined by the Securities and Exchange Commission (“SEC”) and has designated Mr. Aber as the Committee’s ACFE. Each of Messrs. Aber, Shubik and Walden are “independent” as defined by the SEC for purposes of ACFE determinations. Under applicable securities laws, a person who is determined to be an ACFE will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an ACFE. The designation or identification of a person as an ACFE does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $294,000, including out of pocket expenses of approximately $25,000, for the fiscal year ended October 31, 2010 and $284,800, including out of pocket expenses of approximately $25,000, for the fiscal year ended October 31, 2009.

(b)          Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a). There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)          Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $203,300 for the fiscal year ended October 31, 2010 and

$183,800 for the fiscal year ended October 31, 2009. These services related to the preparation of tax returns and the review of tax-related issues. There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)          All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c). There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)          Audit Committee Pre-Approval Policies and Procedures.

               (i) The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

               (ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not Applicable.

(g)          The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $295,400 for the fiscal year ended October 31, 2010 and $266,800 for the fiscal year ended October 31, 2009.

(h)          The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 28, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	December 28, 2010

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	December 28, 2010